Exhibit 10.2

                          COMMERCIAL SECURITY AGREEMENT

      This Commercial Security Agreement is entered into effective the 29th day of January, 2001, by UHC NEW MEXICO CORPORATION, a New Mexico corporation ("Grantor") for the benefit of ALMAC FINANCIAL CORPORATION, a Texas corporation ("Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

      1. DEFINITIONS. The following words have the meanings assigned below when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in the State of Texas ("Code"). All references to dollar amounts shall mean amounts in lawful money of the United States of America.

            (a) "Agreement" means this Commercial Security Agreement, as amended or modified from time to time, together with all exhibits and schedules attached from time to time.

            (b) "Borrower" means UNITED HERITAGE CORPORATION, a Utah corporation.

            (c) "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                  (i) All present and future "accounts", as defined in the Code, together with any and all books of account, customer lists and other records relating in any way to the foregoing (including, without limitation, computer software, whether on tape, disk, card, strip, cartridge or any other form), and in any case where an account arises from the sale of goods, the interest of Debtor in such goods.

                  (ii) All present and hereafter acquired inventory (including without limitation, all raw materials, work in process, and finished goods) held, possessed, owned, held on consignment, or held for sale, lease, return or to be furnished under contracts of services, in whole or in part, by Grantor wherever located.

                  (iii) All equipment and fixtures of whatsoever kind and character now or hereafter possessed, held, acquired, leased, or owned by Grantor and used or usable in Grantor's business, and in any event shall include, but shall not be limited to, all swabbing units or workover units, and all other trucks, vehicles, machinery, tools, computer software, office equipment, furniture, appliances, furnishings, fixtures, vehicles, motor vehicles, together with all replacements, accessories, additions, substitutions, and accessions to all of the foregoing, and all manuals, instructions and records relating in any way to the foregoing (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form). The equipment covered by this Security Agreement includes, but is not limited to, the swabbing units, workover units, trucks, vehicles, and other equipment described in Exhibit A attached.

                  (iv) All present and future chattel paper, documents, instruments (including promissory notes), investment property, deposit accounts, general intangibles (including all permits, regulatory approvals, copyrights, patents, trademarks, service marks, trade names, mask works, goodwill, licenses and all other intellectual property), letter of credit rights, and all supporting obligations, all as defined in the Code, now or hereafter owned, held, or acquired by Grantor, and in any case where an account arises from the sale of goods, the interest of Grantor in such goods, and all records relating in any way to the foregoing (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form). In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located: (i) all accessions, accessories, increases, and additions to and all replacements of and substitutions for any property described above; (ii) all products and produce of any of the property described in this Collateral section; (iii) all proceeds (including, without limitation, insurance proceeds) from the sale, lease, destruction, loss, or other disposition of any of the property described in this Collateral section; and (iv) all records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.


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67232.2 [August 9, 2001]

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                  (v) All other present and future assets of Grantor.

            (d) "Event of Default" means and includes any of the Events of Default set forth below in the section titled "Events of Default."

            (e) "Grantor" means UHC NEW MEXICO CORPORATION, a New Mexico corporation.

            (f) "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

            (g) "Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs, and expenses for which Grantor or Borrower is responsible under this Agreement or under any Related Documents, and all other obligations, debts, and liabilities, plus any accrued interest thereon, owing by Borrower, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Borrower, or any one or more of them, and all renewals, extensions, modifications, substitutions, and rearrangements of any of the foregoing; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement, or otherwise; whether such Indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party, or otherwise.

            (h) "Lender" means ALMAC FINANCIAL CORPORATION, a Texas corporation, its successors and assigns (which is a secured party under the Code).

            (i) "Note" means an amended and restated revolving credit note dated January 29, 2001, in the principal amount of $1,750,000.00, executed by Borrower, and payable to the order of Lender.

            (j) "Related Documents" means and includes, without limitation, the Note and all credit agreements, loan agreements, guaranties, pledge agreements, security agreements, mortgages, deeds of trust, and all other instruments, agreements, and documents, whether now or hereafter existing, executed in connection with the Note.

      2. WARRANTIES. Grantor warrants that: (a) Grantor has the full right, power, and authority to enter into this Agreement and to pledge the Collateral to Lender; (b) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (c) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

      3. WAIVERS. Grantor waives notice of the incurring of any Indebtedness and waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Grantor, Borrower, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first notifying or obtaining the consent of
Grantor: (a) grant any extension of time for any payment, (b) grant any renewal,
(c) permit any modification of payment terms or other terms, (d) release Borrower or any Guarantor from all or any portion of the Indebtedness, or (e) exchange or release all or any portion of the Collateral or other security for all or any portion of the Indebtedness. No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.


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      4. OBLIGATIONS. Grantor represents and covenants to Lender as follows:

            (a) Organization. Grantor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas. Grantor has its chief executive office at 2 Caddo Street, Cleburne, Texas 76031. Grantor will notify Lender of any change in the location of Grantor's chief executive office.

            (b) Authorization. The execution, delivery, and performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result in a violation of, or constitute a default under (i) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (ii) any law, governmental regulation, court decree, or order applicable to Grantor. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

            (c) Perfection. Grantor hereby authorizes Lender to authenticate and file all financing statements or amendments to financing statement in such offices and places and at such times and as often as may be, in the judgment of Lender, necessary to preserve, protect, and renew the security interests herein created in the Collateral. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby irrevocably appoints Lender as its attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor has disclosed to Lender all trade names and assumed names currently used by Grantor, all trade names and assumed names used by Grantor within the previous six (6) years, and all of Grantor's current business locations. Grantor will notify Lender in writing at least thirty (30) days prior to the occurrence of any of the following: (i) any changes in Grantor's name, trade names or assumed names, or (ii) any change in Grantor's business locations or the location of any of the Collateral.

            (d) Enforceability. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content, and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; Grantor will not adjust, settle, compromise, amend, or modify any account, except in good faith and in the ordinary course of business; provided, however, this exception shall automatically terminate upon the occurrence of an Event of Default or upon Lender's written request.

            (e) Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sale of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Texas, without the prior written consent of Lender.


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            (f) Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber, or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender, even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

            (g) Title. Grantor represents and warrants to Lender that it is the owner of the Collateral and holds good and marketable title to the Collateral, free and clear of all security interests, liens, and encumbrances except for the security interest under this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

            (h) Collateral Schedules and Locations. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and aging of accounts and general intangibles.

            (i) Maintenance and Inspection. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss, or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

            (j) Taxes, Assessments, and Liens. Grantor will pay when due all taxes, assessments, and governmental charges or levies upon the Collateral and provide Lender evidence of such payment upon its request. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond, or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys fees, or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.


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            (k) Compliance With Governmental Requirements. Grantor is conducting and will continue to conduct Grantor's businesses in material compliance with all federal, state, and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions applicable to Grantor's businesses and to the production, disposition, or use of the Collateral, including without limitation, those pertaining to health and environmental matters such as the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, together with any subsequent amendments, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous Substance Waste Amendments of 1984 (collectively, together with any subsequent amendments, hereinafter called "RCRA"). Grantor represents and warrants that (i) none of the operations of Grantor is the subject of a federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release or disposal of any toxic or hazardous substance or solid waste into the environment; (ii) Grantor has not filed any notice under any federal, state, or local law indicating that Grantor is responsible for the release into the environment, the disposal on any premises in which Grantor is conducting its businesses, or the improper storage, of any material amount of any toxic or hazardous substance or solid waste or that any such toxic or hazardous substance or solid waste has been released, disposed of, or is improperly stored, upon any premises on which Grantor is conducting its businesses; and (iii) Grantor otherwise does not have any known material contingent liability in connection with the release into the environment, disposal, or the improper storage, of any such toxic or hazardous substance or solid waste. The terms "hazardous substance" and "release," as used herein, shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal," as used herein, shall have the meanings specified in RCRA; provided, however, that to the extent that the laws of the State of Texas establish meanings for such terms which are broader than that specified in either CERCLA or RCRA, such broader meanings shall apply. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and
(b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the termination of this Agreement.

            (l) Insurance. Grantor shall procure and maintain all risk insurance, including without limitation fire, theft, and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages, and basis reasonably acceptable to Lender. GRANTOR MAY FURNISH THE REQUIRED INSURANCE WHETHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY GRANTOR OR THROUGH EQUIVALENT INSURANCE FROM ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN THE STATE OF TEXAS. If Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may, but shall not be required to, do so at Grantor's expense, and the cost of the insurance will be added to the Indebtedness. If any such insurance is procured by Lender at a rate or charge not fixed or approved by the State Board of Insurance, Grantor will be so notified, and Grantor will have the option for five (5) days of furnishing equivalent insurance through any insurer authorized to transact business in Texas. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least thirty (30) days prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission, or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

            (m) Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness. Application of insurance proceeds to the payment of the Indebtedness will not extend, postpone, or waive any payments otherwise due, or change the amount of such payments to be made, and proceeds may be applied in such order and such amounts as Lender may elect.


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            (n) Solvency. As of the date hereof, and after giving effect to this
Agreement and the completion of all other transactions contemplated by Grantor at the time of the execution of this Agreement, (i) Grantor is and will be solvent, (ii) the fair salable value of Grantor's assets exceeds and will continue to exceed Grantor's liabilities (both fixed and contingent), (iii) Grantor is paying and will continue to be able to pay its debts as they mature, and (iv) if Grantor is not an individual, Grantor has and will have sufficient capital to carry on Grantor's businesses and all businesses in which Grantor is about to engage.

            (o) Lien Not Released. The lien, security interest, and other security rights of Lender hereunder shall not be impaired by any indulgence, moratorium, or release granted by Lender, including but not limited to, the following: (i) any renewal, extension, increase, or modification of any of the Indebtedness; (ii) any surrender, compromise, release, renewal, extension, exchange, or substitution granted in respect of any of the Collateral; (iii) any release or indulgence granted to any endorser, guarantor, or surety of any of the Indebtedness; (iv) any release of any other collateral for any of the Indebtedness; (v) any acquisition of any additional collateral for any of the Indebtedness; and (vi) any waiver or failure to exercise any right, power, or remedy granted herein, by law, or in any Related Documents.

            (p) Environmental Inspections. Upon Lender's reasonable request from time to time, Grantor will obtain at Grantor's expense an inspection or audit report addressed to Lender of Grantor's operations from an engineering or consulting firm approved by Lender, indicating the presence or absence of toxic and hazardous substances, underground storage tanks, and solid waste on any premises in which Grantor is conducting business; provided, however, Grantor will be obligated to pay for the cost of any such inspection or audit no more than one time in any twelve (12) month period unless Lender has reason to believe that toxic or hazardous substance or solid wastes have been dumped or released on any such premises. If Grantor fails to order or obtain an inspection or audit within ten (10) days after Lender's request, Lender may at its option order such inspection or audit, and Grantor grants to Lender and its agents, employees, contractors, and consultants access to the premises in which it is conducting its business and a license (which is coupled with an interest and is irrevocable) to obtain inspections and audits. Grantor agrees to promptly provide Lender with a copy of the results of any such inspection or audit received by Grantor. The cost of such inspections and audits by Lender shall be a part of the Indebtedness, secured by the Collateral, and payable by Grantor on demand.

            (q) Chattel Paper. To the extent a security interest in the chattel paper of Grantor is granted hereunder, Grantor represents and warrants that all such chattel paper have only one original counterpart, and no other party other than Grantor or Lender is in actual or constructive possession of any such chattel paper. Grantor agrees that at the option of and on the request by Lender, Grantor will either deliver to Lender all originals of the chattel paper which is included in the Collateral or will mark all such chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

      5. ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may collect the accounts, notify account debtors to make payments directly to Lender for application to the Indebtedness, and verify the accounts with such account debtors. Lender also has the right, at the expense of Grantor, to enforce collection of such accounts and adjust, settle, compromise, sue for, or foreclose on the amount owing under any such account, in the same manner and to the same extent as Grantor. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve, or maintain any security interest given to secure the Indebtedness.


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      6. EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may
(but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining, and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the Note rate from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and be payable on demand by Lender. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

      7. EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" under this Agreement:

            (a) Default on Indebtedness. Failure of Borrower to make any payment when due on the Indebtedness.

            (b) Other Defaults. Failure of Grantor or Borrower to comply with or to perform any other term, obligation, covenant, or condition contained in this Agreement, the Note, any other Related Documents, or failure of Borrower to comply with or to perform any term, obligation, covenant, or condition contained in any other agreement now existing or hereafter arising between Lender and Borrower.

            (c) False Statements. Any warranty, representation, or statement made or furnished to Lender under this Agreement, the Note, or any other Related Documents is false or misleading in any material respect.

      8. RIGHTS AND REMEDIES. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

            (a) Accelerate Indebtedness. Lender may declare the entire Indebtedness immediately due and payable, without notice.

            (b) Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter, provided Lender does so without a breach of the peace or a trespass, upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.


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            (c) Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise dispose of the Collateral or the proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral (as a unit or in parcels) at public auction or private sale. Lender may buy the Collateral, or any portion thereof, (i) at any public sale, and (ii) at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations. Lender shall not be obligated to make any sale of Collateral regardless of a notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days prior to the date any public sale, or after which a private sale, of any of such Collateral is to be held. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale, and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

            (d) Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (i) Lender may have a receiver appointed as a matter of right, (ii) the receiver may be an employee of Lender and may serve without bond, and (iii) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

            (e) Collect Revenues and Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open, and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments, and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

            (f) Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

            (g) Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Code, as amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise. Grantor waives any right to require Lender to proceed against any third party, exhaust any other security for the Indebtedness, or pursue any other right or remedy available to Lender.

            (h) Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor or Borrower under this Agreement, after Grantor or Borrower's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.


                        Security Agreement - Page 8 of 11

67232.2 [August 9, 2001]

      9. MISCELLANEOUS PROVISIONS. (a) Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement and supersedes all prior written and oral agreements and understandings, if any, regarding same. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

            (b) Applicable Law. This Agreement has been delivered to Lender and is performable in Johnson County, Texas. Courts within the State of Texas have jurisdiction over any dispute arising under or pertaining to this Agreement, and venue for such dispute shall be in Johnson County, Texas. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

            (c) Attorneys Fees and Other Costs. Grantor will upon demand pay to Lender the amount of any and all costs and expenses (including without limitation, reasonable attorneys fees and expenses) which Lender may incur in connection with (i) the perfection and preservation of the security interests created under this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral,
(iii) the exercise or enforcement of any of the rights of Lender under this Agreement, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

            (d) Termination. Upon (i) the satisfaction in full of the Indebtedness and all obligations hereunder, (ii) the termination or expiration of any commitment of Lender to extend credit that would become Indebtedness hereunder, and (iii) Lender's receipt of a written request from Grantor for the termination hereof, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Grantor's written request, Lender will, at Grantor's sole cost and expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

            (e) Indemnity. Grantor hereby agrees to indemnify, defend, and hold harmless Lender, and its officers, directors, shareholders, employees, agents, attorneys, and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature (collectively the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent, or contributory negligence) arising in connection with this Agreement, the Related Documents, the Indebtedness, or the Collateral (including, without limitation, the enforcement of the Related Documents and the defense of any Indemnified Person's action or inactions in connection with the Related Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent that the Claims against the Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

            (f) Captions. Captions and headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.


                        Security Agreement - Page 9 of 11

67232.2 [August 9, 2001]

            (g) Notice. All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown below. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor or Borrower, notice to any Grantor or Borrower will constitute notice to all Grantor and Borrowers. For notice purposes, Grantor and Borrower will keep Lender informed at all times of Grantor and Borrower's current addresses.

            (h) Power of Attorney. Grantor hereby irrevocably appoints Lender as its true and lawful attorney-in-fact, such power of attorney being coupled with an interest, with full power of substitution to do the following in the place and stead of Grantor and in the name of Grantor: (i) to demand, collect, receive, receipt for, sue, and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (ii) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts, or warrants issued in payment for the Collateral; (iii) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (iv) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

            (i) Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

            (j) Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, Grantor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Lender.


                       Security Agreement - Page 10 of 11

67232.2 [August 9, 2001]

            (k) Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right to thereafter demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

      Signed effective the 29th day of January, 2001.


ATTEST:                                    GRANTOR:

                                           UHC NEW MEXICO CORPORATION

By:_________________________               By:__________________________________
   Harold Gilliam, Secretary                  Walter G. Mize, President


Grantor's address:
2 Caddo Street,
Cleburne, Texas 76031

Lender's address:
ALMAC FINANCIAL CORPORATION
2 Caddo Street,
Cleburne, Texas 76031

Exhibits

A - Equipment List


                       Security Agreement - Page 11 of 11


67232.2 [August 9, 2001]

                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE

                                                                 Effective as of
Up to $1,750,000.00             Cleburne, Texas                 January 29, 2001

         FOR VALUE RECEIVED, the undersigned UNITED HERITAGE CORPORATION, a Utah corporation (the "Borrower"), hereby unconditionally promises to the pay to the order of ALMAC FINANCIAL CORPORATION, a Texas corporation (the "Lender"), at its offices in Cleburne, Texas, in lawful money of the United States of America on January 29, 2003, the principal amount of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($1,750,000.00), or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower. The Borrower further agrees to pay interest in like money as it accrues from the date hereof until maturity on the outstanding principal amount outstanding on each date at a rate per annum equal to ten percent (10%), computed on the basis of a year consisting of 365 days. Accrued interest shall be payable on the last day of each calendar month beginning February 28, 2001, and at maturity. Notwithstanding anything herein to the contrary, in no event shall this note accrue interest in excess of the highest lawful rate of interest permitted by applicable law.

         Payments on this note, whether at the scheduled payment date or otherwise, shall be applied first to accrued interest and then to principal.

         The principal evidenced by this note may be drawn, repaid, and re-drawn from the Lender any number of times, in whole or in part, prior to maturity; provided, however, in no event shall the outstanding principal balance hereunder exceed ONE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($1,750,000.00). The holder of this note is authorized to endorse on the schedule attached hereto and made a part hereof the date and amount of each loan advance or repayment made by the Borrow under this note. Each endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower under this note.

         This note is secured by (a) the pledge of all of the issued and outstanding capital stock of UHC PETROLEUM CORPORATION, a Texas corporation, and UHC NEW MEXICO CORPORATION, a New Mexico corporation (these two subsidiaries are collectively called the "O&G Subs"), and all of the outstanding capital stock of NATIONAL HERITAGE SALES CORPORATION, a Texas corporation ("National Heritage"), pursuant to a Pledge Agreement (herein so called), dated as of January 29, 2001, executed by the Borrower in favor of the Lender, (b) deed of trust or mortgage liens created upon the oil and gas properties of the O&G Subs and the assignment of production from those properties, pursuant to a Deed of Trust (herein so called), dated as of January 29, 2001, executed by UHC Petroleum Corporation in favor of the Lender, and a Mortgage (herein so called), dated as of January 29, 2001, executed by UHC New Mexico Corporation in favor of the Lender, and (c) security

                               Note - Page 1 of 4

67228.2 [August 9, 2001]
interests created on all other assets of the O&G Subs and National Heritage, pursuant to three Security Agreements (herein so called), dated as of January 29, 2001, executed by National Heritage and the O&G Subs, respectively, in favor of the Lender.

         If any one or more of the following events (collectively called "Events of Default" or separately an "Event of Default") shall occur and be continuing:

         (a) The Borrower shall fail to pay the principal of this note at maturity;

         (b) The Borrower shall fail to pay all accrued interest on the note within five (5) days after due in accordance with the terms of this note;

         (c) Any material default under the Pledge Agreement, or any representation or warranty by the Borrower in the Pledge Agreement shall be untrue in any material respect;

         (d) Any material default in the under the Security Agreements, or any representation or warranty in the Security Agreements shall be untrue in any material respect; or

         (e) Any material default under the Deed of Trust or Mortgage, or any representation or warranty in the Deed of Trust or Mortgage shall be untrue in any material respect.

         All parties now and hereafter liable with respect to this note, whether maker, principal surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         This promissory note amends and restates that certain Revolving Credit Note dated January 29, 2001, in the original principal amount of up to One Million Dollars, given by the Borrower as maker to the Lenders as the Payee. The Borrower confirms that this Amended and Restated Revolving Credit Agreement shall be deemed the "Note" defined in the Pledge Agreement, and all indebtedness evidenced by this Amended and Restated Revolving Credit Note shall be secured by the "Collateral" described in the Pledge Agreement.

                               Note - Page 2 of 4

67228.2 [August 9, 2001]

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS.

         THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         Executed this ___ day of August, 2001, but effective as of the date first written above.


ATTEST:                                UNITED HERITAGE CORPORATION

By:____________________________        By:___________________________________
   Harold Gilliam, Secretary              Walter G. Mize, Chairman of the Board,
                                          President and Chief Executive Officer


67228.2 [August 9, 2001]

                               Note - Page 3 of 4



67228.2 [August 9, 2001]

SCHEDULE OF LOAN ADVANCES, PAYMENTS AND PREPAYMENTS


                                                                      Unpaid Principal
                                    TRANSACTION                        Amount After
DATE         TRANSACTION TYPE        AMOUNT ($)                         Transaction ($)        NOTATION MADE BY
-----------  ---------------------- --------------------------- ----------------------------- ----------------------------
-----------  ---------------------- --------------------------- ----------------------------- ----------------------------

-----------  ---------------------- --------------------------- ----------------------------- ----------------------------

-----------  ---------------------- --------------------------- ----------------------------- ----------------------------

-----------  ---------------------- --------------------------- ----------------------------- ----------------------------

-----------  ---------------------- --------------------------- ----------------------------- ----------------------------

-----------  ---------------------- --------------------------- ----------------------------- ----------------------------


                               Note - Page 4 of 4


67228.2 [August 9, 2001]

                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE

                                                                 Effective as of
Up to $3,000,000.00             Cleburne, Texas                September 6, 2001


         FOR VALUE RECEIVED, the undersigned UNITED HERITAGE CORPORATION, a Utah corporation (the "Borrower"), hereby unconditionally promises to the pay to the order of ALMAC FINANCIAL CORPORATION, a Texas corporation (the "Lender"), at its offices in Cleburne, Texas, in lawful money of the United States of America on April 15, 2004, the principal amount of THREE MILLION DOLLARS ($3,000,000.00), or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower. The Borrower further agrees to pay interest in like money as it accrues from the date hereof until maturity on the outstanding principal amount outstanding on each date at a rate per annum equal to ten percent (10%), computed on the basis of a year consisting of 365 days. Accrued interest shall be payable on the last day of each calendar month beginning July 1, 2002, and at maturity. Notwithstanding anything herein to the contrary, in no event shall this note accrue interest in excess of the highest lawful rate of interest permitted by applicable law.

         Payments on this note, whether at the scheduled payment date or otherwise, shall be applied first to accrued interest and then to principal.

         The principal evidenced by this note may be drawn, repaid, and re-drawn from the Lender any number of times, in whole or in part, prior to maturity; provided, however, in no event shall the outstanding principal balance hereunder exceed THREE MILLION DOLLARS ($3,000,000.00).

         This note is secured by the following (collectively the "Security Documents"): (a) the pledge of all of the issued and outstanding capital stock of UHC PETROLEUM CORPORATION, a Texas corporation, and UHC NEW MEXICO CORPORATION, a New Mexico corporation (these two subsidiaries are collectively called the "O&G Subs"), and all of the outstanding capital stock of NATIONAL HERITAGE SALES CORPORATION, a Texas corporation ("National Heritage"), pursuant to a Pledge Agreement (herein so called), dated as of January 29, 2001, executed by the Borrower in favor of the Lender, (b) deed of trust or mortgage liens created upon the oil and gas properties of the O&G Subs and the assignment of production from those properties, pursuant to a Deed of Trust (herein so called), dated as of January 29, 2001, executed by UHC Petroleum Corporation in favor of the Lender, and a Mortgage (herein so called), dated as of January 29, 2001, executed by UHC New Mexico Corporation in favor of the Lender, and (c) security interests created on all other assets of the O&G Subs and National Heritage, pursuant to three Security Agreements (herein so called), dated as of January 29, 2001, executed by National Heritage and the O&G Subs, respectively, in favor of the Lender.

                               Note - Page 1 of 3

67228.4

         If any one or more of the following events (collectively called "Events of Default" or separately an "Event of Default") shall occur and be continuing:

         (a) The Borrower shall fail to pay the principal of this note at maturity;

         (b) The Borrower shall fail to pay all accrued interest on the note within five (5) days after due in accordance with the terms of this note;

         (c) Any material default under the Pledge Agreement, or any representation or warranty by the Borrower in the Pledge Agreement shall be untrue in any material respect;

         (d) Any material default in the under the Security Agreements, or any representation or warranty in the Security Agreements shall be untrue in any material respect; or

         (e) Any material default under the Deed of Trust or Mortgage, or any representation or warranty in the Deed of Trust or Mortgage shall be untrue in any material respect.

         All parties now and hereafter liable with respect to this note, whether maker, principal surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         This promissory note amends and restates that certain Amended and Restated Revolving Credit Note dated January 29, 2001, in the original principal amount of up to $1,750,000, given by the Borrower as maker to the Lender as the payee. The Borrower confirms that this Amended and Restated Revolving Credit Agreement shall be deemed the "Note" defined in the Security Documents, and all indebtedness evidenced by this Amended and Restated Revolving Credit Note shall be secured by the "Collateral" described in the Security Documents.


                               Note - Page 2 of 3

67228.4

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS.

         THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         Executed effective as of September 6, 2001.


ATTEST:                                UNITED HERITAGE CORPORATION

By:____________________________        By:___________________________________
   Harold Gilliam, Secretary              Walter G. Mize, Chairman of the Board,
                                          President and Chief Executive Officer

67228.4

                               Note - Page 3 of 3

67228.4

                                                                  To be filed in
                                                           Edwards County, Texas

                      DEED OF TRUST AND SECURITY AGREEMENT
                                  (Oil and Gas)

         The undersigned, UHC PETROLEUM CORPORATION ("Mortgagor"), a Texas corporation, 2 Caddo Street, Cleburne, Texas 76031, CHARLES B. HARRIS, TRUSTEE (the "Trustee"), and ALMAC FINANCIAL CORPORATION, a Texas corporation ("Lender"), 2 Caddo Street, Cleburne, Texas 76031, agree as follows:

ARTICLE 1. - DEFINITIONS.

         SECTION 1.1.   DEFINED TERMS.  For the purposes of this instrument:

         (a) "Code" means the Texas Business and Commerce Code, except with respect to Collateral situated in another state, in which case it means the Uniform Commercial Code of that state.

         (b) "Collateral" means Fixture Collateral, Personalty Collateral, and Realty Collateral.

         (c) "Effective Date" means the 29th day of January, 2001, but if no date is specified, the term means the date of execution of this instrument.

         (d) "Fixture Collateral" means all of Mortgagor's interest in and to all Operating Equipment which is or becomes so related to the Oil and Gas Property or any part thereof that an interest in the equipment arises under the real property law of the state in which situated.

         (e) "Governmental Authority" means the United States, the state, county, city, or any other political subdivision in which the Mortgagor conducts business or the Collateral is situated, and any other political subdivision, agency, commission, or instrumentality exercising jurisdiction over Mortgagor, the Obligations, or the Collateral or from time to time constituted to regulate the development and operation of the Collateral and the production and sale of Hydrocarbons and other minerals therefrom.

         (f) "Governmental Requirements" means all laws, ordinances, rules, regulations, judgments, decrees, orders, permits, grants, franchises, licenses, agreements, or other restrictions of any Governmental Authority applicable to Mortgagor, the Obligations, or the Collateral.

         (g) "Hydrocarbons" means oil, gas, other liquid or gaseous hydrocarbons, and all products refined therefrom.

         (h) "Land" means all land described in Exhibit A attached, in the Leases, or in any other documents, instruments, or agreements described in Exhibit A.

         (i) "Leases" means all oil and gas (or oil, gas, and mineral) leases described in Exhibit A attached or that cover or relate to the Land or any part thereof.

         (j) "Obligations" means the aggregate of:


               Deed of Trust and Security Agreement - Page 1 of 19

67231.1[August 9, 2001]

                  (1) An amended and restated revolving credit note dated January 29, 2001, in the principal amount of $1,750,000.00, executed by United Heritage Corporation ("Borrower"), payable to the order of Lender, and maturing on January 29, 2003;

                  (2) Any and all other or additional indebtedness or liabilities for which Borrower or Mortgagor is now or may become liable to Lender in any manner (including without limitation overdrafts in a bank account), whether under this instrument or otherwise, either primarily or secondarily, absolutely or contingently, directly or indirectly, and whether matured or unmatured, regardless of how the indebtedness or liability may have been or may be acquired by Lender; and

                  (3) Any and all extensions and renewals of or substitutes for any of the foregoing indebtedness, obligations, and liabilities or any part thereof.

The Obligations secured by this instrument may include future advances to be made by Lender. Although Mortgagor acknowledges that Lender is not obligated to do so, Lender and Mortgagor presently contemplate that Lender may make future loans to Mortgagor which are intended to be Obligations secured by this instrument.

         (k) "Oil and Gas Property" means all Mortgagor's interests of whatever nature (including but not limited to all royalties, overriding royalties, mineral interests, working interests, net profits interests, production payments, and other interests), whether now owned or hereafter acquired, in:

                  (1) The Land;

                  (2) The Leases;

                  (3) (i) The properties now or hereafter pooled or unitized with the Leases or the Land; (ii) all presently existing or future unitization agreements, communitization agreements, pooling agreements, and declarations of pooled units and the units created thereby (including, without limitation, all units created under any Governmental Requirement) affecting all or any portion of the Leases or the Land, and including, without limitation, the units which may be described or referred to in Exhibit A; (iii) all operating agreements, contracts, subleases, farmouts, and other agreements which relate to any of the Leases or any part of the Land or which relate to the production, sale, purchase, exchange, or processing of the Hydrocarbons from or attributable to the Leases or the Land; and (iv) the Leases and the Land described in Exhibit A even though Mortgagor's interests therein are incorrectly described or a description of a part or all of the Leases or the Land or Mortgagor's interests therein are omitted; and

                  (4) All unsevered and unextracted Hydrocarbons in, under, or attributable to the Land.

         (l) "Operating Equipment" means all surface or subsurface machinery, equipment, facilities, supplies, or other property of whatsoever kind or nature now or hereafter located on any of the Oil and Gas Property, which are useful for the production, treatment, storage, or transportation of Hydrocarbons.

         (m) "Personalty Collateral" means all of Mortgagor's interest in and to all Operating Equipment, all Hydrocarbons extracted from or attributable to the Oil and Gas Property, all Production Sale Contracts, and all rents, issues, profits, proceeds, products, revenues, and other income from or attributable to the preceding collateral.


              Deed of Trust and Security Agreement - Page 2 of 19

67231.1[August 9, 2001]

         (n) "Proceeds" means whatever is received upon the sale, exchange, collection, or other disposition of the Collateral and from insurance payable by reason of loss or damage to the Collateral.

         (o) "Production Sale Contract" means a contract now in effect or hereafter entered into for the sale, purchase, exchange, or processing of Hydrocarbons extracted from or attributable to the Oil and Gas Property.

         (p) "Realty Collateral" means all of Mortgagor's interest, now owned or hereafter acquired, in and to the Oil and Gas Property.

Other terms are defined hereafter in this instrument.

ARTICLE 2. - CREATION OF SECURITY.

         SECTION 2.1. GRANT. In consideration of Lender's advancing or extending the funds or credit constituting the Obligations, and in consideration of the mutual covenants contained herein, and for the purpose of securing payment and performance of the Obligations, Mortgagor grants, bargains, sells, and conveys the Realty Collateral and Fixture Collateral unto Trustee for the benefit of Lender.

         SECTION 2.2. CREATION OF SECURITY INTEREST. In addition to the grant contained in Section 2.1, and for the same consideration, Mortgagor grants to Lender a security interest in all Personalty Collateral and Fixture Collateral, now owned or hereafter acquired by Mortgagor, and all Proceeds.

         SECTION 2.3. PROCEEDS. The claim of Proceeds shall not be construed to mean that Lender consents to the sale or other disposition of any part of the Collateral other than Hydrocarbons extracted from or attributable to the Oil and Gas Property and sold in the ordinary course of business.

ARTICLE 3. - ASSIGNMENT OF PROCEEDS.

         SECTION 3.1. LENDER'S RECEIPT OF PRODUCTION PROCEEDS. (a) Lender will be entitled to receive all Hydrocarbons (and the Proceeds therefrom) which are extracted from or attributable to the Oil and Gas Property beginning at 7:00 a.m. on the Effective Date. Mortgagor authorizes and directs all parties producing, purchasing, and receiving Hydrocarbons or the Proceeds therefrom to treat Lender as entitled in Mortgagor's place and stead to receive the same; and further those parties will be fully protected in so treating Lender and will be under no obligation to see to the application by Lender of any Proceeds received by it.

         (b) Mortgagor hereby assigns to Lender all liens and security interests of Mortgagor securing payment of proceeds from the sale of Hydrocarbons, including security interests provided by the Code.

         SECTION 3.2. APPLICATION OF PROCEEDS. All payments received by Lender pursuant to Section 3.1 above shall be placed in a collateral collection account at Lender and on the 25th day of each month applied as follows:

         (a) First, toward satisfaction of all costs and expenses incurred in connection with the collection of Proceeds and the payment of any part of the Obligations not represented by a written instrument.

         (b) Second, to the payment of all accrued interest on the Obligations.

         (c) Third, to the payment of any then due and owing principal constituting part of the Obligations.

         (d) The balance, if any, may either be applied against any unmatured principal constituting part of the Obligations (the method of application being wholly in Lender's discretion) or, at Lender's option, may be released to Mortgagor.


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         SECTION 3.3. MORTGAGOR'S PAYMENT DUTIES. Nothing contained herein will limit Mortgagor's absolute duty to make payment on the Obligations when the Proceeds received by Lender pursuant to this Article 3 are insufficient to pay the interest and principal then owing, and the receipt of Proceeds by Lender will be in addition to all other security now or hereafter existing to secure payment of the Obligations.

         SECTION 3.4. LIABILITY OF LENDER. Lender has no obligation to enforce collection of any Proceeds and is hereby released from all responsibility in connection therewith except the responsibility to account for Proceeds actually received.

         SECTION 3.5. ASSIGNMENT OF AWARDS AND SETTLEMENTS. All judgments, awards of damages, and settlements hereafter made resulting from condemnation proceedings (or threatened condemnation proceedings) or the taking of all or any part of the Collateral under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to any part of Collateral, or to any rights appurtenant thereto, are hereby assigned by Mortgagor to Lender to be applied to the Obligations.

ARTICLE 4. - MORTGAGOR'S WARRANTIES AND COVENANTS.

         SECTION 4.1. PAYMENT OF OBLIGATIONS. Mortgagor covenants that Mortgagor shall pay all Obligations when due. If any part of the Obligations is not evidenced by a writing specifying a due date, Mortgagor agrees to pay the same upon demand. All Obligations are payable to Lender at the address shown above.

         SECTION 4.2.   WARRANTIES.  (a)  Mortgagor warrants that:

                  (1) Mortgagor, to the extent of the interests specified in Exhibit A, has valid and indefeasible title to each property right or interest constituting the Collateral and has a good and legal right to grant and convey same to the Trustee and Lender; and

                  (2) Without limitation as to the coverage of this instrument, where an expense interest, a revenue interest, or a royalty interest is shown, Mortgagor's expense interest is not greater than that shown and that its revenue or royalty interest is not less than that shown; and

                  (3) Mortgagor is receiving payment, on a monthly basis, for its share of production from all wells located on the Land or Leases, or on lands or leases pooled therewith, and, where a revenue interest is shown for a well or wells in Exhibit A, Mortgagor is receiving payment for not less than the share of production shown on the exhibit; and

                  (4) The oil and gas (or oil, gas, and mineral) leases included in Oil and Gas Property are valid and subsisting and all rentals and royalties due under each of them have been properly and timely paid; and

                  (5) If any wells are listed in Exhibit A, then those wells are situated on the Land or on the real property covered by the Leases, or on lands or leases pooled therewith; and

                  (6) No approval or consent of any Governmental Authority is necessary to authorize the execution and delivery of this instrument or of any other written instruments constituting or evidencing the Obligations, or to authorize the observance or performance by Mortgagor of the covenants contained in this instrument or in the other written instruments; and

                  (7) All information contained in statements furnished or to be furnished Lender by or on behalf of Mortgagor in connection with any of the Obligations or any request made pursuant to this instrument is or will be complete and accurate; and


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                  (8) This instrument creates a first lien and first security interest on the Collateral; and the Collateral is free from all liens, security interests, or other encumbrances except as specifically set forth in Exhibit A; and

                  (9) Mortgagor is not obligated, by virtue of a prepayment arrangement under any Production Sale Contract containing a "take or pay" clause or similar arrangement, to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor; and

                  (10) No portion of the Collateral is subject to (i) any contractual or other obligation to deliver Hydrocarbons produced from the Collateral to third parties for a price less than the market value thereof (or in the case of an existing gas sales contract, less than the full regular contract price therefor) or (ii) any contractual or other arrangement whereby payment for production from the Collateral will not be received contemporaneously with delivery (i.e., within 30 days after delivery for oil and within 60 days after delivery for gas); and

                  (11) No part of the Collateral is subject to a gas balancing arrangement under which an imbalance exists with respect to which Mortgagor is in an "overproduced" status and will be required to: (i) permit one or more third parties to take a portion of the production attributable to the Collateral without payment of the full market price thereof (or in the case of an existing Production Sale Contract, full regular contract); or (ii) make payment in cash, in order to correct the imbalance; and

                  (12) There are no "back in" or "reversionary" interests held by third parties which would reduce the interest of Mortgagor in the Collateral except as set forth in Exhibit A; and

                  (13) There are no prior consent rights or preferential purchase rights in third parties affecting any part of the Collateral.

         (b) All of the warranties and representations of Mortgagor contained in this instrument are and will be in all respects true and correct both as of the date of execution of this instrument and the Effective Date and as of the date of each extension of credit by Lender to Mortgagor, and the warranties contained in Section 4.2(a)(5) also shall be in all respects true and correct when any item such as referred to therein is furnished to Lender.

         (c) Mortgagor warrants and agrees forever to defend the Collateral against every person whomsoever lawfully claiming the same or any part thereof, and Mortgagor shall maintain and preserve the lien and security interest herein created as long as any of the Obligations remain unpaid.

         SECTION 4.3. FURTHER ASSURANCES. Mortgagor agrees to execute and deliver such other and further instruments and do such other and further acts as in the opinion of Lender may be necessary or desirable to carry out more effectively the purposes of this instrument, including, without limiting the generality of the foregoing:

         (a) Prompt correction of any defect which may hereafter be discovered in the title to the Collateral, or in the execution and acknowledgment of this instrument, any written instrument constituting or evidencing any of the Obligations, or any other document used in connection herewith; and

         (b) Prompt execution and delivery of all division or transfer orders which in Lender's opinion are required to transfer to Lender the proceeds from the sale of all Hydrocarbons severed and extracted from or attributable to the Oil and Gas Property.

         SECTION 4.4. OPERATION OF MORTGAGED PROPERTY. As long as any of the Obligations remain unpaid, and whether or not Mortgagor is the operator of the Oil and Gas Property, Mortgagor shall (at Mortgagor's own expense):


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67231.1[August 9, 2001]

         (a) Do all things necessary to keep Mortgagor's rights in the Collateral unimpaired; and

         (b) Not abandon any well or forfeit, surrender, or release any lease, sublease, farmout, or any operating agreement without Lender's prior written consent; and

         (c) Cause the Collateral to be maintained, developed, and protected against drainage and continuously operated for the production of Hydrocarbons in a good and workmanlike manner as a prudent operator would in accordance with generally accepted practices, applicable operating agreements, and all Governmental Requirements; and

         (d) Promptly pay or cause to be paid when due and owing (and upon request provide Lender with proof of payment) all rentals and royalties payable in respect of the Collateral; all expenses incurred in or arising from the operation or development of the Collateral; and all taxes, assessments, and governmental charges legally imposed upon this instrument, upon the Collateral, and upon the interest of Lender or of the Trustee; and

         (e) Cause the Operating Equipment to be kept in good and effective operating condition and cause to be made all repairs, renewals, replacements, additions, and improvements thereof or thereto needful to the production of Hydrocarbons from the Oil and Gas Property; and permit the Trustee and Lender (through their agents and employees) to enter upon the Oil and Gas Property for the purpose of investigating and inspecting the conditions and operations of the Collateral; and

         (f) Cause the Collateral to be kept free and clear of liens, charges, security interests, and encumbrances of every character other than the lien and security interest created by this instrument; taxes constituting a lien but not due and payable; defects or irregularities in title which are not such as to interfere materially with the development, operation, or value of the Collateral and not such as to affect materially the title thereto; those set forth or referred to in Exhibit A; those being contested in good faith by Mortgagor and which do not, in the judgment of Lender, jeopardize the Trustee's and Lender's rights in and to the Collateral; and those consented to in writing by Lender; and

         (g) Carry with standard insurance companies and in amounts satisfactory to Lender the following insurance: workers' compensation insurance and public liability and property damage insurance in respect of all activities in which Mortgagor might incur liability for death or injury or damage to or destruction of property; and to the extent insurance is carried by others engaged in similar undertakings in the same general areas in which the Collateral is located, well damage and blow out insurance and insurance in respect of the Operating Equipment against loss or damage by fire, lightning, hail, tornado, explosion, and other similar risks. All policies of insurance shall provide for not less than ten days prior written notice to Lender of cancellation, and Lender shall be named as a loss payee of all insurance insuring any of the Operating Equipment against loss or damage. Lender may apply any insurance payments which it receives toward part or full satisfaction of any or all of the Obligations whether or not they are then due.

         SECTION 4.5. RECORDING AND FILING. Mortgagor shall pay all costs of filing, registering, and recording this and every other instrument in addition or supplemental thereto, and all financing statements Lender may require, in such offices and places and at such times and as often as may be, in the judgment of Lender, necessary to preserve, protect, and renew the lien and security interest herein created as a first lien and prior security interest on and in the Collateral and otherwise do and perform all matters or things necessary or expedient to be done or observed by reason of any Governmental Requirements for the purpose of effectively creating, maintaining, and preserving the lien and security interest created herein and on the Collateral. Mortgagor shall also pay the costs of obtaining reports from appropriate filing officers concerning financing statement filings in respect of any of the Collateral in which a security interest is granted herein. Mortgagor hereby authorizes Lender to authenticate and file all financing statements or amendments to financing statement in such offices and places and at such times and as often as may be, in the judgment of Lender, necessary to preserve, protect, and renew the security interests herein created in the Collateral.


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


         SECTION 4.6. RECORDS, STATEMENTS, AND REPORTS. (a) Mortgagor shall at all times keep complete and accurate business records in conformity with generally accepted accounting principles consistently applied, and Lender may from time to time have access to and examine and copy such records.

         (b) When and to the extent required by Lender, Mortgagor shall furnish to Lender:

                  (1) Within sixty days after the close of each fiscal year of Mortgagor, a copy of Mortgagor's annual audited financial statements, consisting of at least a balance sheet as of the close of the year, a statement of operations, a statement of cash flow, a statement of changes in shareholders' equity (if Mortgagor is a corporation), and a statement of contingent liabilities, signed by independent certified public accountants acceptable to Lender and accompanied by the accountants' opinion that the report fairly presents the financial condition of Mortgagor as of the close of the fiscal year and the results of its operations for the year; and

                  (2) Within forty-five days after the end of the first three fiscal quarters of each fiscal year of Mortgagor, a copy of Mortgagor's unaudited quarterly financial statements, consisting of at least a balance sheet, a statement of operations, a statement of cash flow, a statement of changes in shareholders' equity, and a statement of contingent liabilities, for the quarter and for the period from the beginning of the fiscal year to the close of the quarter; and

                  (3) Whenever requested by Lender (but not more than once a year), a report prepared by an independent petroleum engineer or engineering firm acceptable to Lender, prepared in accordance with the customary standards and procedures of the petroleum industry, estimating the quantity of Hydrocarbons recoverable from the Oil and Gas Property and the projected income and expense attributable to the Collateral, including without limitation, a description of reserves, net revenue interests and working interests attributable to the reserves, rates of production, gross revenues, operating expenses, ad valorem taxes, capital expenditures necessary to cause the Oil and Gas Property to achieve the rate of production set forth in the report, net revenues and present value of future net revenues attributable to the reserves and production therefrom, a statement of the assumptions upon which the determinations were made, and any other matters related to the operation of the Oil and Gas Property and the estimated income therefrom; and

                  (4) Monthly, a report on a lease-by-lease or unit basis showing the gross proceeds from the sale of Hydrocarbons produced from the Oil and Gas Property; the quantity of Hydrocarbons sold; the severance, gross production, occupation, or gathering taxes deducted from or paid out of the proceeds; the lease operating expenses, tangible drilling costs, and capital expenditures; the number of wells operated, drilled, or abandoned; and such other information as Lender may reasonably request; and

                  (5) Within 30 days of any change and at any time upon request by Lender, a list showing the name and address of each purchaser of Hydrocarbons produced from or attributable to the Realty Collateral; and

                  (6) Such other information concerning the business affairs and financial condition of Mortgagor as Lender may from time to time reasonably request.

         (c) All financial information shall be in form, substance, and detail satisfactory to Lender in its sole and absolute discretion and, unless Lender consents in writing, shall be prepared in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year and certified as accurately presenting the financial condition of Mortgagor by a certified public accountant or authorized officer or representative of Mortgagor, acceptable to Lender.


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         SECTION 4.7. CORPORATION, PARTNERSHIP, OR OTHER ENTITY. If Mortgagor is
a corporation, partnership, or any other entity, it is, and will continue to be, duly organized, formed, and existing under the laws of the state in which it is incorporated, organized, or formed, duly qualified to transact business in each state where the conduct of its business requires it to be qualified, and duly authorized to execute and deliver the written instruments comprising the Obligations and this instrument and to observe and perform its duties thereunder and hereunder. Mortgagor will not, without the prior written consent of Lender, make any material change in its management or reorganize or consolidate or merge with any other corporation, partnership, or other entity.

         SECTION 4.8. INDEMNIFICATION. Mortgagor agrees to indemnify Trustee, Lender, and Lender's officers, directors, shareholders, employees, agents, attorneys, partners, and their respective heirs, successors, and assigns (collectively "Indemnified Parties") against, and to reimburse Indemnified Parties with respect to, all claims, actions, liabilities, damages, losses, and judgments, including strict liability claims (all of which are hereafter referred to as "Claims"), and all costs and expenses and other charges of any description whatsoever, including (without limitation) attorneys fees, court costs, administrative costs, costs of appeal, and all costs and expenses incurred in investigating into or defending against any Claims, made against or sustained or incurred by Indemnified Parties, arising or related in any way to the Collateral, this instrument, or the Obligations, and including the assertion, either before or after the payment in full of the Obligations, that Lender wrongfully received Hydrocarbons or Proceeds pursuant to this instrument. Indemnified Parties will have the right to employ attorneys and to defend against Claims; and, unless furnished with reasonable indemnity, Indemnified Parties will have the right to pay or compromise and adjust all Claims. Mortgagor shall indemnify and pay to Indemnified Parties all amounts as may be paid by Indemnified Parties in compromise or adjustment of any Claim or as may be adjudged against Indemnified Parties in respect of any Claim. The liabilities of Mortgagor as set forth in this Section 4.8 will survive the termination of this instrument.

ARTICLE 5. - DEFAULT.

         SECTION 5.1. EVENTS OF DEFAULT. The term "Event of Default" means the occurrence of any of the following events or the existence of any of the following conditions:

         (a) Failure by Mortgagor to make punctual payment when due of any of the Obligations or other failure to keep or punctually perform any of the provisions contained herein, in the Loan Agreement, in any other written instrument evidencing any of the Obligations, or in any other agreement with Lender (whether now existing or entered into hereafter); or

         (b) Any warranty, representation, or statement by Mortgagor or made or furnished to Lender by or on behalf of Mortgagor in connection with the Obligations is determined by Lender to be untrue in any material respect; or

         (c) Any Event of Default under the Loan Agreement; or

         (d) Mortgagor's title to any substantial part of the Collateral becomes the subject matter of litigation which would or might, in Lender's opinion, upon final determination result in substantial impairment or loss of the security provided by this instrument; or

         (e) Mortgagor sells, conveys, mortgages, or grants security interests in or otherwise disposes of or encumbers any of the Collateral or any of Mortgagor's right, title, or interest therein (excluding sales of extracted Hydrocarbons in the ordinary course of Mortgagor's business) without first securing Lender's written consent; or

         (f) Mortgagor becomes insolvent, or makes a general assignment for the benefit of creditors, or institutes or consents to any proceeding in insolvency or bankruptcy or for the adjustment, extension, or composition of debts, or for any other relief under any bankruptcy or insolvency law or laws relating to the relief of debtors; or


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         (g) Mortgagor is adjudged bankrupt, or any involuntary proceeding is instituted against Mortgagor in insolvency or bankruptcy or for the readjustment, extension, or composition of debts or for any other relief under any bankruptcy or insolvency law or laws relating to the relief of debts, and such proceedings are not dismissed within thirty days after being instituted; or

         (h) Any substantial part of the property or assets of Mortgagor or any part of the Collateral is attached or is placed in the hands of a receiver, trustee, or other officer or representative of a court or of creditors, and the attachment or receivership continues for any period of thirty consecutive days; or

         (i) Mortgagor's death, liquidation, termination of existence, merger or consolidation with another, or forfeiture of right to do business, or a material change in the business, management, or ownership of Mortgagor; or

         (j) Lender deems any part of the Collateral or the prospects for repayment of the Obligations impaired.

         SECTION 5.2. ACCELERATION UPON DEFAULT. Upon the occurrence of any Event of Default, or at any time thereafter, Lender may, at its option, declare the entire unpaid principal of and the interest accrued on the Obligations to be forthwith due and payable, without any notice, presentment, notice of intent to accelerate, notice of acceleration, or demand of any kind, all of which are hereby expressly waived.

         SECTION 5.3. OPERATION OF PROPERTY. Upon the occurrence of an Event of Default, or at any time thereafter, and in addition to all other rights herein conferred on the Trustee, the Trustee (or any person, firm, or corporation designated by Lender) will have the right and power, but will not be obligated, to enter upon and take possession of all or any part of the Collateral, to exclude Mortgagor therefrom, and to hold, use, administer, manage, and operate the same to the extent that Mortgagor could do so. The Trustee, or any person, firm, or corporation designated by Lender, may operate the property without any liability to Mortgagor in connection with the operations except for bad faith; and the Trustee, or any person, firm, or corporation designated by Lender, will have the right to collect, receive, and receipt for all Hydrocarbons produced and sold from the properties, to make repairs, to purchase machinery and equipment, to conduct workover operations, to drill additional wells, and to exercise every power, right, and privilege of Mortgagor with respect to the Collateral. Providing there has been no foreclosure sale, when and if the expenses of the operation and development (including costs of unsuccessful work-over operations or additional wells) have been paid and the Obligations paid, the properties shall be returned to the Mortgagor.

         SECTION 5.4. ANCILLARY RIGHTS. Upon the occurrence of an Event of Default, or at any time thereafter, and in addition to all other rights, Lender may proceed by a suit or suits in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, for the appointment of a receiver pending any foreclosure or sale hereunder, or for the enforcement of any other appropriate legal or equitable remedy.

ARTICLE 6. - LENDER'S RIGHTS AS TO REALTY COLLATERAL UPON DEFAULT.

         SECTION 6.1. JUDICIAL FORECLOSURE. Upon the occurrence of an Event of Default, or at any time thereafter, in lieu of the exercise of the non-judicial power of sale hereafter given, Lender may proceed by suit for foreclosure of its lien and for a sale of the Realty Collateral.


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         SECTION 6.2. NON-JUDICIAL FORECLOSURE (TEXAS). Upon the occurrence of an Event of Default, or at any time thereafter, the Trustee shall, in response to Lender's request (which Mortgagor agrees will be presumed to have been given), enforce this trust by selling the Realty Collateral situated in Texas in its entirety or in parcels, as the Trustee may elect, to the highest bidder for cash at public auction in accordance with the Texas Property Code, as then amended. Where the Realty Collateral is situated in more than one county, it may be sold in any county in which any part is situated. Notice shall be given in each such county and shall designate the county where the sale is to be made. Notice of the proposed sale shall be given by posting written notice thereof in each county in which the Realty Collateral to be sold is situated and serving written notice of the proposed sale upon each debtor obligated to pay the Obligations according to Lender's records in accordance with the Texas Property Code, as then amended. The affidavit of any person having knowledge of the facts to the effect that the posting and service was completed shall be prima facie evidence of those facts. Sale of a part of the Realty Collateral will not exhaust the power of sale, and sales may be made from time to time until all the property is sold or the Obligations are paid in full.

         SECTION 6.3. NON-JUDICIAL FORECLOSURE (STATES OTHER THAN TEXAS). Upon the occurrence of any Event of Default, or at any time thereafter, to the extent permitted by law the Trustee shall, in response to Lender's request (which Mortgagor agrees will be presumed to have been given), enforce this trust by selling the Realty Collateral situated in states other than Texas. The action of the Trustee shall conform to the law of the state where the Realty Collateral is located, and unless prohibited by the law of that state, the Trustee may sell at one or more sales, as an entirety or in parcels, as the Trustee may elect, at such place or places and otherwise in such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Trustee may deem appropriate, and to make conveyance to the purchaser or purchasers. Unless prohibited by the law of that state, where the Realty Collateral is situated in more than one county (or judicial district), it may be sold in any county (or judicial district) in which any part is situated. The Trustee may postpone the sale of all or any portion of the Realty Collateral by public announcement at the time fixed and place of sale, and from time to time thereafter may further postpone the sale by public announcement made at time of sale fixed by the preceding postponement. Sale of a part of the Realty Collateral will not exhaust the power of sale, and sales may be made from time to time until all the property is sold or the Obligations are paid in full.

ARTICLE 7. - RIGHTS AS TO PERSONALTY AND FIXTURE COLLATERAL UPON DEFAULT.

         SECTION 7.1. PERSONALTY COLLATERAL. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may, without notice to Mortgagor, exercise its right to declare all Obligations secured by the security interest created herein to be immediately due and payable in which case Lender will have all rights and remedies granted by law and particularly by the Code, including but not limited to, the right to take possession of the Personalty Collateral, and for this purpose Lender may enter upon any premises on which any or all of the Personalty Collateral is situated and take possession of and operate Personalty Collateral or remove it therefrom. Lender may require Mortgagor to assemble the Personalty Collateral and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties. Unless the Personalty Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Personalty Collateral is to be made. This requirement of sending reasonable notice will be met if the notice is mailed, postage prepaid, to Mortgagor at the address designated above at least five days before the time of the sale or disposition.

         SECTION 7.2. SALE WITH REALTY COLLATERAL. In the event of foreclosure, whether judicial or non-judicial, at Lender's option it may proceed under the Code as to the Personalty Collateral or it may proceed as to both Realty Collateral and Personalty Collateral in accordance with its rights and remedies in respect of the Realty Collateral.


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


         SECTION 7.3. FIXTURE COLLATERAL. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may elect to treat the Fixture Collateral as either Realty Collateral or as Personalty Collateral and proceed to exercise such rights as apply to the type of Collateral selected.

ARTICLE 8. - OTHER PROVISIONS CONCERNING FORECLOSURE.

         SECTION 8.1. LENDER AS PURCHASER. Lender reserves the right to bid and become the purchaser at any foreclosure sale and credit its bid at the sale against the Obligations.

         SECTION 8.2. CERTAIN ASPECTS OF NON-JUDICIAL FORECLOSURE. Recitals contained in any conveyance to any purchaser at any sale made hereunder will conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the written instruments constituting part or all of the Obligations after the same have become due and payable, advertisement and conduct of the sale in the manner provided herein, and appointment of any successor Trustee hereunder. Any purchaser or purchasers will be provided with a general warranty deed binding Mortgagor. Mortgagor ratifies and confirms all legal acts that the Trustee may do in carrying out the Trustee's duties and obligations under this instrument.

         SECTION 8.3. EFFECT OF SALE. Any sale or sales of the Collateral or any part thereof will operate to divest all right, title, interest, claim, and demand whatsoever either at law or in equity, of Mortgagor in and to the premises and the property sold, and will be a perpetual bar, both at law and in equity, against Mortgagor, Mortgagor's heirs, personal representatives, successors, or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through, or under Mortgagor, or Mortgagor's heirs, personal representatives, successors, or assigns. The purchaser or purchasers at the foreclosure sale will receive immediate possession of the property purchased; and if Mortgagor retains possession of the Realty Collateral, or any part thereof, subsequent to sale, Mortgagor will be considered a tenant at sufferance of the purchaser or purchasers.

         SECTION 8.4. APPLICATION OF PROCEEDS. (a) The proceeds of any sale of the Collateral or any part thereof, whether judicial or non-judicial, will be applied as follows:

                  (i) First, to the payment of all expenses incurred by Lender and the Trustee in connection therewith, including, without limiting the generality of the foregoing, court costs, legal fees and expenses, a commission to the Trustee of five percent of the sale price of the Realty Collateral, and expenses of any entry or taking of possession, holding, preparing for sale, advertising, selling, and conveying;

                  (ii) Second, to the payment of the Obligations; and

                  (iii) Third, any surplus thereafter remaining will be paid to Mortgagor or Mortgagor's successors or assigns, as their interest may appear.

           (b) Mortgagor will remain liable for any deficiency owing on the Obligations after application of the net proceeds of any foreclosure sale.

         SECTION 8.5. SUCCESSOR TRUSTEES. The Trustee may resign in writing addressed to Lender or be removed at any time with or without cause by an instrument in writing duly executed by Lender. In case of the death, resignation, or removal of the Trustee, a successor Trustee or Co-Trustees may be appointed by Lender or Lender's authorized agent by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement, without other formality than an appointment and designation in writing. Any appointment and designation will be full evidence of the right and authority to make the same and of all facts therein recited. Upon the making of any appointment and designation, all the estate and title of the Trustee in all of the Realty Collateral will vest in the named successor Trustee, and the successor will thereupon succeed to all the rights, powers, privileges, immunities, and duties hereby conferred upon the Trustee. All references herein to the Trustee will be deemed to refer to the Trustee from time to time acting hereunder.


              Deed of Trust and Security Agreement - Page 11 of 19

67231.1[August 9, 2001]

ARTICLE 9. - ENVIRONMENTAL.

         SECTION 9.1. GENERAL/DEFINITIONS. Mortgagor covenants and warrants that the Land and Mortgagor's and any operator's use of the Collateral will at all times comply with and conform to all applicable Governmental Requirements relating to the environment and to the transportation, distribution, storage, placement, handling, treatment, discharge, manufacture, generation, production, processing, or disposal (collectively "Treatment") of any emissions, discharges, leakage, venting, exposure, releases, or threatened releases (collectively "Release") of pollutants, contaminants, chemicals, waste, waste products, petroleum products, radioactive waste, poly-chlorinated biphenyls, asbestos, or any other industrial, toxic, flammable, corrosive, hazardous, or harmful substances (collectively "Waste") into the environment including, without limitation, ambient air, surface water, ground water, or land (collectively "Applicable Environmental Laws"). Mortgagor further covenants that it will not engage in or permit the operator or any other party to engage in any Treatment or Release of Waste in, on, or affecting the Land or the Collateral in violation of Applicable Environmental Laws.

         SECTION 9.2. ENVIRONMENTAL WARRANTIES. (a) Mortgagor further warrants that: (i) Mortgagor is not aware and has not received notice of any past or present violations by any party, including prior operators or owners, of Applicable Environmental Laws affecting the Land or the Collateral; (ii) Mortgagor has obtained all permits, licenses, and authorizations required under Applicable Environmental Laws affecting the Land or the Collateral; (iii) no liens arising under Applicable Environmental Laws affect the Collateral or Mortgagor; (iv) Mortgagor does not have any liability for the Treatment or Release of Waste in violation of Applicable Environmental Laws; (v) neither Mortgagor or any of the Collateral is the subject of any existing, pending, or threatened claim, action, or investigation for violations of Applicable Environmental Laws; and (vi) all Waste, if any, generated in connection with the Collateral has been transported, treated, and disposed of in accordance with Applicable Environmental Laws.

                  (b) All warranties set forth above will be deemed to be made by Mortgagor upon each advance under the Obligations.

         SECTION 9.3. ENVIRONMENTAL NOTICE AND INSPECTION. Immediately upon receipt of any notice from any party of a violation of Section 9.1 or if any of the warranties in Section 9.2 become false, Mortgagor shall fully inform Lender of the violation and take all steps necessary to clean up all contamination related to the Treatment or Release of Waste and affecting the Land or the Collateral and fully restore them to their prior condition. Without being liable for any discoveries, Lender has the right, but not the obligation, to inspect and monitor Mortgagor's compliance with the terms of this Article.

         SECTION 9.4. ENVIRONMENTAL INDEMNITY. Notwithstanding any other limitation of liability in this or any other agreement or instrument between Mortgagor and Lender, Mortgagor agrees to indemnify Indemnified Parties against, and to reimburse Indemnified Parties with respect to, all Claims, including claims for bodily injury, property damage, abatement, remediation, and strict liability claims, and all costs and expenses and other charges of any description whatsoever, including (without limitation) attorneys fees, court costs, administrative costs, costs of appeal, and all costs and expenses incurred in investigating into or defending against any Claims, made against or sustained or incurred by Indemnified Parties arising or related in any way to Treatment or Release of any Waste in, on, or affecting the Land or the Collateral, whether or not caused by Mortgagor or by the violation of Section 9.1.


              Deed of Trust and Security Agreement - Page 12 of 19

67231.1[August 9, 2001]

         SECTION 9.5. SURVIVAL AND REMEDIES. (a) Notwithstanding anything in this instrument or any other instrument or agreement between Mortgagor and Lender to the contrary, the undertakings of Mortgagor in this Article shall survive the expiration or termination of this instrument regardless of the means of such expiration or termination. Specifically, the indemnification in Section
9.4 shall run from the actual knowledge of Lender of any Treatment or Release of Waste or other environmental condition covered by this Article.

                  (b) Upon the receipt by Lender of notice required by this Article, or the discovery by Lender of any Treatment or Release of Waste affecting the Land or Collateral in violation of Applicable Environmental Laws, Lender may in its discretion, without limitation, (1) rescind the loan, requiring Mortgagor to refund immediately all consideration previously transferred to Mortgagor which has not been repaid, or (2) accelerate the Obligations and seek appointment of a receiver for the Collateral, or (3) take any other action provided by any instrument executed by and between Mortgagor and Lender relating to this transaction. Mortgagor consents to the rescission or receivership in such event.

ARTICLE 10. - OTHER STATE PROVISIONS.

         SECTION 10.1. [INTENTIONALLY DELETED.]

ARTICLE 11. - MISCELLANEOUS.

         SECTION 11.1. MORTGAGOR'S WAIVERS. Mortgagor agrees that Mortgagor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension, or redemption law now or hereafter in force, if it would prevent or hinder the enforcement or foreclosure of this instrument, the absolute sale of the Collateral, or the possession thereof by any purchaser at any sale made pursuant to this instrument or pursuant to the decree of any court of competent jurisdiction. Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, hereby waives the benefit of all such laws and to the extent that Mortgagor may lawfully do so under applicable state law, waives any and all right to have the Realty Collateral marshaled upon any foreclosure of the lien hereof or sold in inverse order of alienation, and Mortgagor agrees that the Trustee may sell the Realty Collateral as an entirety.

         SECTION 11.2. POOLING AND UNITIZATION. Mortgagor may not enter into pooling or unitization agreements, or make an election under any applicable forced pooling statute, affecting all or any part of any Oil and Gas Property without the prior written consent of Lender. The interest in any unit attributable to the Oil and Gas Property (or any part thereof) included therein will become a part of the Realty Collateral, the Fixture Collateral, and the Personalty Collateral, as the case may be, and will be subject to the lien and security interest hereof in the same manner and with the same effect as though the unit and the interest of Mortgagor therein were specifically described in Exhibit A.

         SECTION 11.3. ADVANCES BY LENDER OR THE TRUSTEE. If Mortgagor fails to perform or keep any of its covenants of whatsoever kind or nature contained in this instrument, Lender, the Trustee, or any receiver appointed hereunder, may, but will not be obliged to, make advances to perform the same in Mortgagor's behalf, and Mortgagor hereby agrees to repay the advanced sums and any attorneys' fees incurred in connection therewith upon demand plus interest at the maximum lawful rate. No advance will be deemed to relieve Mortgagor from any default hereunder.

         SECTION 11.4. DEFENSE OF CLAIMS. Mortgagor shall promptly notify the Trustee and Lender in writing of the commencement of any legal proceedings affecting Lender's interest in the Collateral, or any part thereof, and shall take such action, employing attorneys acceptable to the Trustee and Lender, as may be necessary to preserve Mortgagor's, the Trustee's, and Lender's rights affected thereby; and should Mortgagor fail or refuse to take any such action, the Trustee or Lender may take the action in behalf of and in the name of Mortgagor and at Mortgagor's expense. Moreover, Lender or the Trustee on behalf of Lender may take independent action in connection therewith as they may in their discretion deem proper, and Mortgagor hereby agrees to make reimbursement for all sums advanced and all expenses incurred in such actions plus interest at the maximum lawful rate.


              Deed of Trust and Security Agreement - Page 13 of 19

67231.1[August 9, 2001]

         SECTION 11.5. TERMINATION. If all the Obligations are paid in full and the covenants herein contained are well and truly performed, then all of the Collateral will revert to Mortgagor and the entire estate, right, title, and interest of the Trustee and Lender will thereupon cease. In such case Lender shall, upon the request of Mortgagor and at Mortgagor's cost and expense, deliver to Mortgagor proper instruments acknowledging the release of this instrument.

         SECTION 11.6. RENEWALS, AMENDMENTS, AND OTHER SECURITY. Renewals and extensions of the Obligations may be given at any time, amendments may be made to agreements relating to any part of the Obligations or the Collateral, and Lender may take or hold other security for the Obligations without notice to or consent of Mortgagor. The Trustee or Lender may resort first to other security or any part thereof, or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of any security, and such action will not be a waiver of any rights conferred by this instrument.

         SECTION 11.7. EFFECT OF INSTRUMENT. This instrument shall be deemed and construed to be, and may be enforced as, an assignment of production, a collateral assignment, chattel mortgage or security agreement, contract, deed of trust, financing statement, financing statement filed as a fixture filing, and real estate mortgage, and as any one or more of them if appropriate under applicable state law. This instrument shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts to be financed at the wellhead or minehead. This instrument is to be filed in the real estate records of the appropriate jurisdictions and in such other records as Lender may decide.

         SECTION 11.8. LIMITATIONS ON INTEREST. Regardless of any provision contained in this instrument, any note representing the Obligations, or any other instrument executed or delivered in connection with the Obligations, it is the express intent of the parties that at no time shall Mortgagor pay interest in excess of the maximum lawful rate (or any other interest amount which might in any way be deemed usurious), and Lender will never be considered to have contracted for or to be entitled to charge, receive, collect, or apply as interest, any amount in excess of the maximum lawful rate (or any other interest amount which might in any way be deemed usurious). In the event that Lender ever receives, collects, or applies as interest any such excess, the amount which would be excessive interest will be applied to the reduction of the principal balance of the Obligations, or if paid in full, any remaining excess shall forthwith be paid to Mortgagor. In determining whether the interest exceeds the maximum lawful rate (or any other interest amount which might in any way be deemed usurious), Mortgagor and Lender shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment (other than payments expressly designated as interest) as an expense or fee rather than as interest; (b) exclude voluntary prepayments and the effect thereof; and (c) spread the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate is uniform throughout the term.

         SECTION 11.9. UNENFORCEABLE OR INAPPLICABLE PROVISIONS. If any provision hereof or of any of the written instruments constituting part or all of the Obligations is invalid or unenforceable in any jurisdiction, the other provisions hereof and of the written instruments will remain in full force and effect in that jurisdiction, and the remaining provisions hereof will be liberally construed in favor of the Trustee and Lender in order to carry out the provisions hereof. The invalidity of any provision of this instrument in any jurisdiction will not affect the validity or enforceability of any provision in any other jurisdiction. Any reference herein contained to a statute or law of a state in which no part of the Collateral is situated will be deemed inapplicable to, and not used in, the interpretation hereof.


              Deed of Trust and Security Agreement - Page 14 of 19

67231.1[August 9, 2001]

         SECTION 11.10. RIGHTS CUMULATIVE. Each and every right, power, and remedy herein given to the Trustee and Lender, or either of them, or in any other written instrument relating to the Obligations, will be cumulative and not exclusive; and each and every right, power, and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee, or Lender, as the case may be, and the exercise, or the beginning of the exercise, of any such right, power, or remedy will not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power, or remedy. A waiver by Lender or the Trustee of any right or remedy on any occasion will not be a bar to the exercise of any right or remedy on any subsequent occasion.

         SECTION 11.11. NON-WAIVER. No act, delay, omission, or course of dealing between Lender or Trustee and Mortgagor will be a waiver of any of Lender's or Trustee's rights or remedies. No waiver, change, or modification in whole or in part of this instrument or any other written instrument will be effective unless in a writing signed by Lender.

         SECTION 11.12. LENDER'S EXPENSES. Mortgagor agrees to pay in full all reasonable expenses and attorneys fees of Lender which may have been or may be incurred by Lender in connection with the preparation of this instrument and other related documents, the lending hereunder, the collection of the Obligations, and the enforcement of any of Mortgagor's obligations hereunder and under any documents executed in connection with the Obligations.

         SECTION 11.13. SUBROGATION. To the extent that funds advanced as any of the Obligations are used to pay indebtedness secured by any outstanding lien, security interest, charge, or prior encumbrance against the Collateral, such proceeds have been advanced by Lender at Mortgagor's request, and Lender shall be subrogated to any and all such liens, security interests, charges, or encumbrances, irrespective of whether those liens, security interests, charges, or encumbrances are released; provided, however, that the terms and provisions of this instrument shall govern the rights and remedies of Lender and shall supersede the terms, provisions, rights, and remedies under the instruments creating the liens, security interests, charges, or encumbrances to which Lender is subrogated.

         SECTION 11.14. GOVERNING LAW/VENUE. Except to the extent that the laws of another state must apply to Realty Collateral situated within that state, this instrument shall be governed by the laws of the State of Texas and applicable Federal laws. Mortgagor and Lender irrevocably agree that venue for any action or dispute related to the Collateral or this instrument must be in Johnson County, Texas.

         SECTION 11.15. INTERPRETATION. (a) Article and section headings used in this instrument are intended for convenience only and shall be given no significance whatever in interpreting and construing the provisions of this instrument.

         (b) As used in this instrument, "Lender", "Trustee", and " Mortgagor" include their respective heirs, personal representatives, successors, and assigns. Unless context otherwise requires, words in the singular number include the plural and in the plural number include the singular. Words of the masculine gender include the feminine and neuter gender, and words of the neuter gender may refer to any gender.

         (c) The term "Mortgagor" includes all persons who execute this instrument as Mortgagor. If more than one person executes this instrument as Mortgagor, their duties and liabilities under this instrument will be joint and several.

         (d) This instrument and any and all other agreements and instruments executed in connection herewith are to be liberally construed for the benefit of Lender to ensure the prompt payment of the Obligations in accordance with their terms and to ensure Lender's realization of the benefits intended to be derived from all such agreements and instruments.


              Deed of Trust and Security Agreement - Page 15 of 19

67231.1[August 9, 2001]

         (e) All documents or items required to be delivered to Lender by Mortgagor must be in form, substance, and detail acceptable to Lender, in its sole and absolute discretion.

         SECTION 11.16. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical except that, to facilitate recordation, in any particular counterpart portions of Exhibit A which describe properties situated in counties other than the county in which the counterpart is to be recorded may have been omitted. A master counterpart containing all exhibits has been filed in Edwards County, Texas, or may be found in the files of Lender.

         SECTION 11.17.  ADDITIONAL PROVISIONS.



              Deed of Trust and Security Agreement - Page 16 of 19

67231.1[August 9, 2001]

         Executed effective on the 29th day of January, 2001.

ATTEST:                                   MORTGAGOR:

                                          UHC PETROLEUM CORPORATION

By:_________________________              By:__________________________________
         Harold Gilliam, Secretary                 Walter G. Mize, President



STATE OF TEXAS                            ss.
                                          ss.
COUNTY OF TARRANT                         ss.

         (Texas and New Mexico) This instrument was acknowledged before me on the ___ day of August, 2001, by Walter G. Mize, President of UHC PETROLEUM CORPORATION, a Texas corporation, on behalf of the corporation.

                                              __________________________________
                                              NOTARY PUBLIC, STATE OF TEXAS
My Commission expires:

_____________________                         __________________________________
                                              (Type or print name)



THIS INSTRUMENT WAS PREPARED BY AND
AFTER RECORDING PLEASE RETURN TO :
Paul D. Bradford
HARRIS, FINLEY & BOGLE, P.C.
777 Main Street, Suite 3600
Fort Worth, Texas  76102-5341
(817) 870-8700


67231.1 [August 3, 2001]


              Deed of Trust and Security Agreement - Page 17 of 19


67231.1[August 9, 2001]

                          Introduction to Exhibit A to
               Deed of Trust and Security Agreement (Oil and Gas)

         This instrument covers all of Mortgagor's interest now owned or hereafter acquired in the oil and gas (or oil, gas, and mineral) leases, land, unit declarations, and pooling orders described in Exhibit A (or described in the instruments referred to in Exhibit A), together with all amendments or ratifications affecting any of those leases, unit declarations, or pooling orders. Without limitation as to the coverage of this instrument, Mortgagor warrants that where an expense interest, a revenue interest, or an overriding royalty interest is shown (or similar designations), that Mortgagor's expense interest is not greater than that shown and that Mortgagor's revenue or overriding royalty interest is not less than that shown.

         Reference herein to book and page, liber and page, file numbers, film code numbers, or other recording information refer to the recording location of each respective lease in the county where the land covered by the lease is located. Any reference herein to oil or gas wells or land covered is for warranty of interest, administra tive convenience, and identification and is not intended to limit or restrict the rights, titles, interests, or properties covered by this instrument.

         This instrument may be executed in counterparts. To facilitate recordation, the exhibits which describe properties in counties other than the county in which the counterpart is to be recorded may have been omitted. A complete copy of this instrument may be found at Lender's offices.

         In some instances, the "Land Covered" column includes abbreviations indicating the township and range of the county in which the interests are located. For example: "T-27-N, R-10-W" is Township 27 North, Range 10 West. The following abbreviations, and various combinations of the abbreviations, may appear before or after the section number to designate a portion of a section:

          N/2 = North Half            NE or NE/4 = Northeast Quarter
          S/2 = South Half            SE or SE/4 = Southeast Quarter
          E/2 = East Half             NW or NW/4 = Northwest Quarter
          W/2 = West Half             SW or SW/4 = Southwest Quarter

If two or more of the above abbreviations appear in sequence, the first abbreviation is that specified portion of the next abbreviation. For example:
"SW/4 SW/4 SE/4" is the Southwest Quarter of the Southwest Quarter of the Southeast Quarter of the particular section described.

         The abbreviations "WI," "NRI," "ORRI," "BPO," and "APO" are defined as follows:

         (a) "WI" is short for "working interest" and represents the expense interest attributable to each well.

         (b) "NRI" is short for "net revenue interest" and represents the share of production of oil, gas and other minerals attributable to the working interest or expense interest.

         (c) "ORRI" is short for "overriding royalty interest" and represents the overriding royalty attributable to oil and gas production from each well.

         (d) "BPO" and "APO" refer to "before payout" and "after payout" respectively, as payout may be defined in agreements affecting the applicable interest or interests.


              Deed of Trust and Security Agreement - Page 18 of 19

67231.1[August 9, 2001]

                                  Exhibit A to
                      Deed of Trust and Security Agreement

         Notwithstanding the specific description of oil and gas properties set forth in this Exhibit, this Deed of Trust covers all of Mortgagor's interest now owned or hereafter acquired in any and all oil and gas properties, oil and gas (or oil, gas, and mineral) leases, land, or units, situated in whole or in part in Edwards County, Texas.

THIS INSTRUMENT WAS PREPARED BY AND
AFTER RECORDING PLEASE RETURN TO :
Paul D. Bradford
HARRIS, FINLEY & BOGLE, P.C.
777 Main Street, Suite 3600
Fort Worth, Texas  76102-5341
(817) 870-8700


67231.1 [August 3, 2001]


              Deed of Trust and Security Agreement - Page 19 of 19


67231.1[August 9, 2001]

                               COMMERCIAL GUARANTY

      This Commercial Guaranty is entered into effective January 29, 2001, by UHC PETROLEUM CORPORATION, a Texas corporation, UHC NEW MEXICO CORPORATION, a New Mexico corporation, and NATIONAL HERITAGE SALES CORPORATION, a Texas corporation (collectively "Guarantors"), for the benefit of ALMAC FINANCIAL CORPORATION, a Texas corporation ("Lender"). For valuable consideration, Guarantors absolutely and unconditionally jointly and severally guarantee and promise to pay to Lender or its order, in legal tender of the United States of America, the Indebtedness (as defined below) of UNITED HERITAGE CORPORATION, a Utah corporation ("Borrower"), to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantors is unlimited and the obligations of Guarantors are continuing.

      1. DEFINITIONS. The following words have the meanings assigned below when used in this Guaranty:

            (a) "Borrower" means UNITED HERITAGE CORPORATION, a Utah corporation.

            (b) "Guarantors" means UHC PETROLEUM CORPORATION, a Texas corporation, UHC NEW MEXICO CORPORATION, a New Mexico corporation, and NATIONAL HERITAGE SALES CORPORATION, a Texas corporation, jointly and severally.

            (c) "Guaranty" means this Guaranty executed by Guarantors in favor of Lender.

            (d) "Indebtedness" means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, attorneys fees, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, any present or future judgments against Borrower, or any of them, and all renewals, extensions, modifications, substitutions, and rearrangements of the foregoing; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, direct or indirect, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as debtor, maker, comaker, drawer, endorser, guarantor, or surety; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement, or otherwise; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

            (e) "Lender" means ALMAC FINANCIAL CORPORATION, a Texas corporation, its successors and assigns.

            (f) "Related Documents" means and includes without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements, and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

                        Commercial Guaranty - Page 1 of 7


67524.1 [August 9, 2001]

      2. NATURE OF GUARANTY. This is a guaranty of payment and not of collection. Guarantors' liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantors intend to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantors in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted.

      3. DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantors or to Borrower, and will continue in full force until all Indebtedness incurred, committed, or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantors under this Guaranty shall have been performed in full. If Guarantors elect to revoke this Guaranty, Guarantors may only do so in writing. Guarantors' written notice of revocation must be delivered to Lender at the address of Lender listed above or such other place as Lender may designate in writing. This Guaranty may be revoked only with respect to Indebtedness incurred or contracted by Borrower, or acquired or committed to by Lender after the date on which written notice of revocation is actually received by Lender. No notice of revocation hereof shall be effective as to any
Indebtedness: (a) existing at the date of receipt of such notice; (b) incurred or contracted by Borrower, or acquired or committed to by Lender, prior to receipt of such notice; (c) now existing or hereafter created pursuant to or evidenced by a loan agreement or commitment in existence prior to receipt of such notice under which Borrower is or may become obligated to Lender; or (d) renewals, extensions, consolidations, substitutions, and refinancings of the foregoing. Guarantors waive notice of revocation given by any other guarantor of the Indebtedness. If any Guarantor is an individual, this Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death or incapacity. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantors might have terminated it and with the same effect. Release of any other guarantor of the Indebtedness, or termination or revocation of any other guaranty of the Indebtedness, shall not affect the liability of Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantors that reductions in the amount of Indebtedness, even to zero dollars shall not constitute a termination of this Guaranty.

      4. AUTHORIZATION TO LENDER. Guarantors authorize Lender, either before or after any revocation hereof, without notice or demand and without lessening or otherwise affecting Guarantors' liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral;
(d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when, and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.


                        Commercial Guaranty - Page 2 of 7

67524.1 [August 9, 2001]

      5. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Guarantors represent, warrant, and covenant to Lender that (a) no representations or agreements of any kind have been made to Guarantors which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantors have not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantors' assets, or any interest therein; (d) Lender has made no representation to Guarantors as to the creditworthiness of Borrower; (e) Guarantors will provide to Lender financial statements and other financial information regarding Guarantors as Lender may request from time to time, in form and detail acceptable to Lender, and all such financial information heretofore and hereafter provided to Lender is and shall be true and correct in all material respects and fairly presents the financial condition of Guarantors as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantors since the date of the most current financial statements provided to Lender; (f) Guarantors are familiar with the current financial condition of Borrower and has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's future financial condition and is not relying on Lender to provide such information to Guarantors; (g) as of the date hereof, and after giving effect to this Guaranty,
(i) Guarantors are and will be solvent, (ii) the fair saleable value of Guarantors' assets exceeds and will continue to exceed Guarantors' liabilities (both fixed and contingent), (iii) Guarantors are and will continue to be able to pay Guarantors' debts as they mature, and (iv) if any Guarantor is not an individual, Guarantors have and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage; and (h) Guarantors have the power and authority to execute, deliver, and perform this Guaranty and the other Related Documents executed by Guarantors. Guarantors agree to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantors' risks under this Guaranty, and Guarantors further agree that Lender shall have no obligation to disclose to Guarantors any information or documents acquired by Lender in the course of its relationship with Borrower.

      6. WAIVERS. (a) General Waivers. Guarantors waive any right to require Lender (i) to continue lending money or to extend other credit to Borrower; (ii) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any action or non-action on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (iii) to notify Guarantors of any change in the manner, place, time, or terms of payment of any of the Indebtedness (including, without limitation, any renewal, extension, or other modification of any of the Indebtedness); or (iv) to notify Guarantors of any change in the interest rate accruing on any of the Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Indebtedness accrues interest at a variable rate which may fluctuate from time to time). Should Lender seek to enforce the obligations of Guarantors hereunder, Guarantors waive any right to require Lender to first (i) resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor of the Indebtedness; (ii) to proceed directly against, marshal, enforce, or exhaust any collateral held by Lender from Borrower, Guarantors, any other guarantor, or any other person; or (iii) to pursue any other remedy within Lender's power.


                        Commercial Guaranty - Page 3 of 7

67524.1 [August 9, 2001]

            (b) Waiver of Defenses. Guarantors waive all rights under, or the requirements imposed by, Chapter 34 of the Texas Business and Commerce Code. Guarantors also waive any and all rights or defenses arising by reason of (i) any election of remedies by Lender which destroys or otherwise adversely affects Guarantors' subrogation rights or Guarantors' rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantors may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (ii) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender of the Indebtedness; (iii) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; or
(iv) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy, or reorganization of Borrower, Guarantors, any other guarantor of all or any part of the Indebtedness, or otherwise, all as though such payment had not been made.

            (c) Waiver of Claims. Guarantors further waive and agree not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of set off, counterclaim, counter demand, recoupment, or similar right, whether such claim, demand, or right may be asserted by Borrower, Guarantors, or both. In addition to any other waivers, agreements, and covenants of Guarantors set forth herein, Guarantors hereby further waive and release all claims, causes of action, defenses, and offsets for any act or omission of Lender, its directors, officers, employees, representatives, or agents in connection with Lender's administration of the Guaranteed Indebtedness, except for Lender's willful misconduct and gross negligence.

            (d) Waiver of Subrogation. Notwithstanding any provision in this Guaranty to the contrary, Guarantors hereby waive and release (i) any and all rights of subrogation, reimbursement, indemnification, or contribution which it may have after payment in full or in part of the Indebtedness against others liable on any of the Indebtedness, (ii) any and all rights to be subrogated to the rights of Lender in any collateral or security for any of the Indebtedness after payment in full or in part of the Indebtedness, and (iii) any and all other rights and claims of Guarantors against Borrower or any third party as a result of Guarantors' payment of any Indebtedness.

            (e) Waivers Binding. Guarantors warrant and agree that each of the waivers set forth above is made with Guarantors' full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

      7. PAYMENT BY GUARANTORS. In the event of a default in the payment or performance of all or any part of the Indebtedness when such Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantors shall, without notice or demand, promptly pay the amount due thereon to Lender, in lawful money of the United States. The exercise by Lender of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. Whenever Guarantors pay any sum which is or may become due under this Guaranty, written notice must be delivered to Lender contemporaneously with such payment. In the absence of such notice to Lender by Guarantors, any sum received by Lender on account of the Indebtedness shall be conclusively deemed paid by Borrower.

                        Commercial Guaranty - Page 4 of 7

67524.1 [August 9, 2001]

      8. MISCELLANEOUS PROVISIONS. (a) Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty and supersedes all prior written and oral agreements and understandings, if any, regarding same. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

            (b) Applicable Law. This Guaranty has been delivered to Lender and is performable in Johnson County, Texas. Courts within the State of Texas have jurisdiction over any dispute arising under or pertaining to this Guaranty, and venue for such dispute shall be in Johnson County, Texas. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

            (c) Costs and Expenses. Guarantors shall also pay on demand by Lender all costs and expenses, including, without limitation, all reasonable attorneys fees, incurred by Lender in connection with the enforcement or collection of this Guaranty and with the collection or sale of any collateral securing this Guaranty. This covenant shall survive the payment of the Indebtedness.

            (d) Notice. All notices required to be given by either party to the other under this Guaranty shall be in writing and, except for revocation notices by Guarantors, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown below or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantors shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." For notice purposes, Guarantors agree to keep Lender informed at all times of Guarantors' current address. In the event that Guarantors are entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is given pursuant to the terms of this Subsection ten (10) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held.

            (e) Interpretation. In all cases where there is more than one Borrower, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty, the word "Borrower" shall mean all and any one or more of them. This Guaranty is for the benefit of Lender, its successors and assigns. This Guaranty is binding upon Guarantors and Guarantors' heirs, executors, administrators, personal representatives, and successors. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantors are corporations, limited liability companies, or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantors or of the officers, directors, managers, members, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

                        Commercial Guaranty - Page 5 of 7

67524.1 [August 9, 2001]

            (f) Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender, and then only in the specific instance and for the purpose given. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right to thereafter demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantors, shall constitute a waiver of any of Lender's rights or of any of Guarantors' obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTORS ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTORS' EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.

         Signed effective the 29th day of January, 2001.


                                            GUARANTORS:

ATTEST:                                     UHC PETROLEUM CORPORATION

By:_________________________                By:_________________________________
         Harold Gilliam, Secretary                   Walter G. Mize, President

ATTEST:                                     UHC NEW MEXICO CORPORATION

By:_________________________                By:_________________________________
         Harold Gilliam, Secretary                   Walter G. Mize, President

ATTEST:                                     NATIONAL HERITAGE SALES CORPORATION


By:_________________________                By:_________________________________
         Harold Gilliam, Secretary                   Walter G. Mize, President



                        Commercial Guaranty - Page 6 of 7

67524.1 [August 9, 2001]

Guarantors' Address:
2 Caddo Street,
Cleburne, Texas 76031

Lender's address:
ALMAC FINANCIAL CORPORATION
2 Caddo Street,
Cleburne, Texas 76031


67524.1 [August 9, 2001]


                        Commercial Guaranty - Page 7 of 7

67524.1 [August 9, 2001]

                                                                  To be filed in
                                                            Chaves and Roosevelt
                                                            Counties, New Mexico

                 MORTGAGE, DEED OF TRUST, AND SECURITY AGREEMENT
                                  (OIL AND GAS)

         The undersigned, UHC NEW MEXICO CORPORATION ("Mortgagor"), a New Mexico corporation, 2 Caddo Street, Cleburne, Texas 76031, CHARLES B. HARRIS, TRUSTEE (the "Trustee"), and ALMAC FINANCIAL CORPORATION, a Texas corporation ("Lender"), 2 Caddo Street, Cleburne, Texas 76031, agree as follows:

ARTICLE 1. - DEFINITIONS.

         SECTION 1.1.   DEFINED TERMS.  For the purposes of this instrument:

         (a) "Code" means the Texas Business and Commerce Code, except with respect to Collateral situated in another state, in which case it means the Uniform Commercial Code of that state.

         (b) "Collateral" means Fixture Collateral, Personalty Collateral, and Realty Collateral.

         (c) "Effective Date" means the 29th day of January, 2001, but if no date is specified, the term means the date of execution of this instrument.

         (d) "Fixture Collateral" means all of Mortgagor's interest in and to all Operating Equipment which is or becomes so related to the Oil and Gas Property or any part thereof that an interest in the equipment arises under the real property law of the state in which situated.

         (e) "Governmental Authority" means the United States, the state, county, city, or any other political subdivision in which the Mortgagor conducts business or the Collateral is situated, and any other political subdivision, agency, commission, or instrumentality exercising jurisdiction over Mortgagor, the Obligations, or the Collateral or from time to time constituted to regulate the development and operation of the Collateral and the production and sale of Hydrocarbons and other minerals therefrom.

         (f) "Governmental Requirements" means all laws, ordinances, rules, regulations, judgments, decrees, orders, permits, grants, franchises, licenses, agreements, or other restrictions of any Governmental Authority applicable to Mortgagor, the Obligations, or the Collateral.

         (g) "Hydrocarbons" means oil, gas, other liquid or gaseous hydrocarbons, and all products refined therefrom.

         (h) "Land" means all land described in Exhibit A attached, in the Leases, or in any other documents, instruments, or agreements described in Exhibit A.

         (i) "Leases" means all oil and gas (or oil, gas, and mineral) leases described in Exhibit A attached or that cover or relate to the Land or any part thereof.

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67238.1[August 9, 2001]

         (j) "Obligations" means the aggregate of:

                  (1) An amended and restated revolving credit note dated January 29, 2001, in the principal amount of $1,750,000.00, executed by United Heritage Corporation ("Borrower"), payable to the order of Lender, and maturing on January 29, 2003;

                  (2) Any and all other or additional indebtedness or liabilities for which Borrower or Mortgagor is now or may become liable to Lender in any manner (including without limitation overdrafts in a bank account), whether under this instrument or otherwise, either primarily or secondarily, absolutely or contingently, directly or indirectly, and whether matured or unmatured, regardless of how the indebtedness or liability may have been or may be acquired by Lender; and

                  (3) Any and all extensions and renewals of or substitutes for any of the foregoing indebtedness, obligations, and liabilities or any part thereof.

The Obligations secured by this instrument may include future advances to be made by Lender. Although Mortgagor acknowledges that Lender is not obligated to do so, Lender and Mortgagor presently contemplate that Lender may make future loans to Mortgagor which are intended to be Obligations secured by this instrument.

         (k) "Oil and Gas Property" means all Mortgagor's interests of whatever nature (including but not limited to all royalties, overriding royalties, mineral interests, working interests, net profits interests, production payments, and other interests), whether now owned or hereafter acquired, in:

                  (1) The Land;

                  (2) The Leases;

                  (3) (i) The properties now or hereafter pooled or unitized with the Leases or the Land; (ii) all presently existing or future unitization agreements, communitization agreements, pooling agreements, and declarations of pooled units and the units created thereby (including, without limitation, all units created under any Governmental Requirement) affecting all or any portion of the Leases or the Land, and including, without limitation, the units which may be described or referred to in Exhibit A; (iii) all operating agreements, contracts, subleases, farmouts, and other agreements which relate to any of the Leases or any part of the Land or which relate to the production, sale, purchase, exchange, or processing of the Hydrocarbons from or attributable to the Leases or the Land; and (iv) the Leases and the Land described in Exhibit A even though Mortgagor's interests therein are incorrectly described or a description of a part or all of the Leases or the Land or Mortgagor's interests therein are omitted; and

                  (4) All unsevered and unextracted Hydrocarbons in, under, or attributable to the Land.

         (l) "Operating Equipment" means all surface or subsurface machinery, equipment, facilities, supplies, or other property of whatsoever kind or nature now or hereafter located on any of the Oil and Gas Property, which are useful for the production, treatment, storage, or transportation of Hydrocarbons.

         (m) "Personalty Collateral" means all of Mortgagor's interest in and to all Operating Equipment, all Hydrocarbons extracted from or attributable to the Oil and Gas Property, all Production Sale Contracts, and all rents, issues, profits, proceeds, products, revenues, and other income from or attributable to the preceding collateral.

         (n) "Proceeds" means whatever is received upon the sale, exchange, collection, or other disposition of the Collateral and from insurance payable by reason of loss or damage to the Collateral.


         Mortgage, Deed of Trust, and Security Agreement - Page 2 of 19

67238.1[August 9, 2001]

         (o) "Production Sale Contract" means a contract now in effect or hereafter entered into for the sale, purchase, exchange, or processing of Hydrocarbons extracted from or attributable to the Oil and Gas Property.

         (p) "Realty Collateral" means all of Mortgagor's interest, now owned or hereafter acquired, in and to the Oil and Gas Property.

Other terms are defined hereafter in this instrument.

ARTICLE 2. - CREATION OF SECURITY.

         SECTION 2.1. GRANT. In consideration of Lender's advancing or extending the funds or credit constituting the Obligations, and in consideration of the mutual covenants contained herein, and for the purpose of securing payment and performance of the Obligations, Mortgagor grants, bargains, sells, and conveys the Realty Collateral and Fixture Collateral unto Trustee for the benefit of Lender.

         SECTION 2.2. CREATION OF SECURITY INTEREST. In addition to the grant contained in Section 2.1, and for the same consideration, Mortgagor grants to Lender a security interest in all Personalty Collateral and Fixture Collateral, now owned or hereafter acquired by Mortgagor, and all Proceeds.

         SECTION 2.3. PROCEEDS. The claim of Proceeds shall not be construed to mean that Lender consents to the sale or other disposition of any part of the Collateral other than Hydrocarbons extracted from or attributable to the Oil and Gas Property and sold in the ordinary course of business.

ARTICLE 3. - ASSIGNMENT OF PROCEEDS.

         SECTION 3.1. LENDER'S RECEIPT OF PRODUCTION PROCEEDS. (a) Lender will be entitled to receive all Hydrocarbons (and the Proceeds therefrom) which are extracted from or attributable to the Oil and Gas Property beginning at 7:00 a.m. on the Effective Date. Mortgagor authorizes and directs all parties producing, purchasing, and receiving Hydrocarbons or the Proceeds therefrom to treat Lender as entitled in Mortgagor's place and stead to receive the same; and further those parties will be fully protected in so treating Lender and will be under no obligation to see to the application by Lender of any Proceeds received by it.

         (b) Mortgagor hereby assigns to Lender all liens and security interests of Mortgagor securing payment of proceeds from the sale of Hydrocarbons, including security interests provided by the Code.

         SECTION 3.2. APPLICATION OF PROCEEDS. All payments received by Lender pursuant to Section 3.1 above shall be placed in a collateral collection account at Lender and on the 25th day of each month applied as follows:

         (a) First, toward satisfaction of all costs and expenses incurred in connection with the collection of Proceeds and the payment of any part of the Obligations not represented by a written instrument.

         (b) Second, to the payment of all accrued interest on the Obligations.

         (c) Third, to the payment of any then due and owing principal constituting part of the Obligations.

         (d) The balance, if any, may either be applied against any unmatured principal constituting part of the Obligations (the method of application being wholly in Lender's discretion) or, at Lender's option, may be released to Mortgagor.


         Mortgage, Deed of Trust, and Security Agreement - Page 3 of 19

67238.1[August 9, 2001]

         SECTION 3.3. MORTGAGOR'S PAYMENT DUTIES. Nothing contained herein will limit Mortgagor's absolute duty to make payment on the Obligations when the Proceeds received by Lender pursuant to this Article 3 are insufficient to pay the interest and principal then owing, and the receipt of Proceeds by Lender will be in addition to all other security now or hereafter existing to secure payment of the Obligations.

         SECTION 3.4. LIABILITY OF LENDER. Lender has no obligation to enforce collection of any Proceeds and is hereby released from all responsibility in connection therewith except the responsibility to account for Proceeds actually received.

         SECTION 3.5. ASSIGNMENT OF AWARDS AND SETTLEMENTS. All judgments, awards of damages, and settlements hereafter made resulting from condemnation proceedings (or threatened condemnation proceedings) or the taking of all or any part of the Collateral under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to any part of Collateral, or to any rights appurtenant thereto, are hereby assigned by Mortgagor to Lender to be applied to the Obligations.

ARTICLE 4. - MORTGAGOR'S WARRANTIES AND COVENANTS.

         SECTION 4.1. PAYMENT OF OBLIGATIONS. Mortgagor covenants that Mortgagor shall pay all Obligations when due. If any part of the Obligations is not evidenced by a writing specifying a due date, Mortgagor agrees to pay the same upon demand. All Obligations are payable to Lender at the address shown above.

         SECTION 4.2.   WARRANTIES.  (a)  Mortgagor warrants that:

                  (1) Mortgagor, to the extent of the interests specified in Exhibit A, has valid and indefeasible title to each property right or interest constituting the Collateral and has a good and legal right to grant and convey same to the Trustee and Lender; and

                  (2) Without limitation as to the coverage of this instrument, where an expense interest, a revenue interest, or a royalty interest is shown, Mortgagor's expense interest is not greater than that shown and that its revenue or royalty interest is not less than that shown; and

                  (3) Mortgagor is receiving payment, on a monthly basis, for its share of production from all wells located on the Land or Leases, or on lands or leases pooled therewith, and, where a revenue interest is shown for a well or wells in Exhibit A, Mortgagor is receiving payment for not less than the share of production shown on the exhibit; and

                  (4) The oil and gas (or oil, gas, and mineral) leases included in Oil and Gas Property are valid and subsisting and all rentals and royalties due under each of them have been properly and timely paid; and

                  (5) If any wells are listed in Exhibit A, then those wells are situated on the Land or on the real property covered by the Leases, or on lands or leases pooled therewith; and

                  (6) No approval or consent of any Governmental Authority is necessary to authorize the execution and delivery of this instrument or of any other written instruments constituting or evidencing the Obligations, or to authorize the observance or performance by Mortgagor of the covenants contained in this instrument or in the other written instruments; and

                  (7) All information contained in statements furnished or to be furnished Lender by or on behalf of Mortgagor in connection with any of the Obligations or any request made pursuant to this instrument is or will be complete and accurate; and


         Mortgage, Deed of Trust, and Security Agreement - Page 4 of 19

67238.1[August 9, 2001]

                  (8) This instrument creates a first lien and first security interest on the Collateral; and the Collateral is free from all liens, security interests, or other encumbrances except as specifically set forth in Exhibit A; and

                  (9) Mortgagor is not obligated, by virtue of a prepayment arrangement under any Production Sale Contract containing a "take or pay" clause or similar arrangement, to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor; and

                  (10) No portion of the Collateral is subject to (i) any contractual or other obligation to deliver Hydrocarbons produced from the Collateral to third parties for a price less than the market value thereof (or in the case of an existing gas sales contract, less than the full regular contract price therefor) or (ii) any contractual or other arrangement whereby payment for production from the Collateral will not be received contemporaneously with delivery (i.e., within 30 days after delivery for oil and within 60 days after delivery for gas); and

                  (11) No part of the Collateral is subject to a gas balancing arrangement under which an imbalance exists with respect to which Mortgagor is in an "overproduced" status and will be required to: (i) permit one or more third parties to take a portion of the production attributable to the Collateral without payment of the full market price thereof (or in the case of an existing Production Sale Contract, full regular contract); or (ii) make payment in cash, in order to correct the imbalance; and

                  (12) There are no "back in" or "reversionary" interests held by third parties which would reduce the interest of Mortgagor in the Collateral except as set forth in Exhibit A; and

                  (13) There are no prior consent rights or preferential purchase rights in third parties affecting any part of the Collateral.

         (b) All of the warranties and representations of Mortgagor contained in this instrument are and will be in all respects true and correct both as of the date of execution of this instrument and the Effective Date and as of the date of each extension of credit by Lender to Mortgagor, and the warranties contained in Section 4.2(a)(5) also shall be in all respects true and correct when any item such as referred to therein is furnished to Lender.

         (c) Mortgagor warrants and agrees forever to defend the Collateral against every person whomsoever lawfully claiming the same or any part thereof, and Mortgagor shall maintain and preserve the lien and security interest herein created as long as any of the Obligations remain unpaid.

         SECTION 4.3. FURTHER ASSURANCES. Mortgagor agrees to execute and deliver such other and further instruments and do such other and further acts as in the opinion of Lender may be necessary or desirable to carry out more effectively the purposes of this instrument, including, without limiting the generality of the foregoing:

         (a) Prompt correction of any defect which may hereafter be discovered in the title to the Collateral, or in the execution and acknowledgment of this instrument, any written instrument constituting or evidencing any of the Obligations, or any other document used in connection herewith; and

         (b) Prompt execution and delivery of all division or transfer orders which in Lender's opinion are required to transfer to Lender the proceeds from the sale of all Hydrocarbons severed and extracted from or attributable to the Oil and Gas Property.

         SECTION 4.4. OPERATION OF MORTGAGED PROPERTY. As long as any of the Obligations remain unpaid, and whether or not Mortgagor is the operator of the Oil and Gas Property, Mortgagor shall (at Mortgagor's own expense):


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         (a) Do all things necessary to keep Mortgagor's rights in the
Collateral unimpaired; and

         (b) Not abandon any well or forfeit, surrender, or release any lease, sublease, farmout, or any operating agreement without Lender's prior written consent; and

         (c) Cause the Collateral to be maintained, developed, and protected against drainage and continuously operated for the production of Hydrocarbons in a good and workmanlike manner as a prudent operator would in accordance with generally accepted practices, applicable operating agreements, and all Governmental Requirements; and

         (d) Promptly pay or cause to be paid when due and owing (and upon request provide Lender with proof of payment) all rentals and royalties payable in respect of the Collateral; all expenses incurred in or arising from the operation or development of the Collateral; and all taxes, assessments, and governmental charges legally imposed upon this instrument, upon the Collateral, and upon the interest of Lender or of the Trustee; and

         (e) Cause the Operating Equipment to be kept in good and effective operating condition and cause to be made all repairs, renewals, replacements, additions, and improvements thereof or thereto needful to the production of Hydrocarbons from the Oil and Gas Property; and permit the Trustee and Lender (through their agents and employees) to enter upon the Oil and Gas Property for the purpose of investigating and inspecting the conditions and operations of the Collateral; and

         (f) Cause the Collateral to be kept free and clear of liens, charges, security interests, and encumbrances of every character other than the lien and security interest created by this instrument; taxes constituting a lien but not due and payable; defects or irregularities in title which are not such as to interfere materially with the development, operation, or value of the Collateral and not such as to affect materially the title thereto; those set forth or referred to in Exhibit A; those being contested in good faith by Mortgagor and which do not, in the judgment of Lender, jeopardize the Trustee's and Lender's rights in and to the Collateral; and those consented to in writing by Lender; and

         (g) Carry with standard insurance companies and in amounts satisfactory to Lender the following insurance: workers' compensation insurance and public liability and property damage insurance in respect of all activities in which Mortgagor might incur liability for death or injury or damage to or destruction of property; and to the extent insurance is carried by others engaged in similar undertakings in the same general areas in which the Collateral is located, well damage and blow out insurance and insurance in respect of the Operating Equipment against loss or damage by fire, lightning, hail, tornado, explosion, and other similar risks. All policies of insurance shall provide for not less than ten days prior written notice to Lender of cancellation, and Lender shall be named as a loss payee of all insurance insuring any of the Operating Equipment against loss or damage. Lender may apply any insurance payments which it receives toward part or full satisfaction of any or all of the Obligations whether or not they are then due.

         SECTION 4.5. RECORDING AND FILING. Mortgagor shall pay all costs of filing, registering, and recording this and every other instrument in addition or supplemental thereto, and all financing statements Lender may require, in such offices and places and at such times and as often as may be, in the judgment of Lender, necessary to preserve, protect, and renew the lien and security interest herein created as a first lien and prior security interest on and in the Collateral and otherwise do and perform all matters or things necessary or expedient to be done or observed by reason of any Governmental Requirements for the purpose of effectively creating, maintaining, and preserving the lien and security interest created herein and on the Collateral. Mortgagor shall also pay the costs of obtaining reports from appropriate filing officers concerning financing statement filings in respect of any of the Collateral in which a security interest is granted herein. Mortgagor hereby authorizes Lender to authenticate and file all financing statements or amendments to financing statement in such offices and places and at such times and as often as may be, in the judgment of Lender, necessary to preserve, protect, and renew the security interests herein created in the Collateral.


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         SECTION 4.6. RECORDS, STATEMENTS, AND REPORTS. (a) Mortgagor shall at all times keep complete and accurate business records in conformity with generally accepted accounting principles consistently applied, and Lender may from time to time have access to and examine and copy such records.

         (b) When and to the extent required by Lender, Mortgagor shall furnish to Lender:

                  (1) Within sixty days after the close of each fiscal year of Mortgagor, a copy of Mortgagor's annual audited financial statements, consisting of at least a balance sheet as of the close of the year, a statement of operations, a statement of cash flow, a statement of changes in shareholders' equity (if Mortgagor is a corporation), and a statement of contingent liabilities, signed by independent certified public accountants acceptable to Lender and accompanied by the accountants' opinion that the report fairly presents the financial condition of Mortgagor as of the close of the fiscal year and the results of its operations for the year; and

                  (2) Within forty-five days after the end of the first three fiscal quarters of each fiscal year of Mortgagor, a copy of Mortgagor's unaudited quarterly financial statements, consisting of at least a balance sheet, a statement of operations, a statement of cash flow, a statement of changes in shareholders' equity, and a statement of contingent liabilities, for the quarter and for the period from the beginning of the fiscal year to the close of the quarter; and

                  (3) Whenever requested by Lender (but not more than once a year), a report prepared by an independent petroleum engineer or engineering firm acceptable to Lender, prepared in accordance with the customary standards and procedures of the petroleum industry, estimating the quantity of Hydrocarbons recoverable from the Oil and Gas Property and the projected income and expense attributable to the Collateral, including without limitation, a description of reserves, net revenue interests and working interests attributable to the reserves, rates of production, gross revenues, operating expenses, ad valorem taxes, capital expenditures necessary to cause the Oil and Gas Property to achieve the rate of production set forth in the report, net revenues and present value of future net revenues attributable to the reserves and production therefrom, a statement of the assumptions upon which the determinations were made, and any other matters related to the operation of the Oil and Gas Property and the estimated income therefrom; and

                  (4) Monthly, a report on a lease-by-lease or unit basis showing the gross proceeds from the sale of Hydrocarbons produced from the Oil and Gas Property; the quantity of Hydrocarbons sold; the severance, gross production, occupation, or gathering taxes deducted from or paid out of the proceeds; the lease operating expenses, tangible drilling costs, and capital expenditures; the number of wells operated, drilled, or abandoned; and such other information as Lender may reasonably request; and

                  (5) Within 30 days of any change and at any time upon request by Lender, a list showing the name and address of each purchaser of Hydrocarbons produced from or attributable to the Realty Collateral; and

                  (6) Such other information concerning the business affairs and financial condition of Mortgagor as Lender may from time to time reasonably request.

         (c) All financial information shall be in form, substance, and detail satisfactory to Lender in its sole and absolute discretion and, unless Lender consents in writing, shall be prepared in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year and certified as accurately presenting the financial condition of Mortgagor by a certified public accountant or authorized officer or representative of Mortgagor, acceptable to Lender.


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         SECTION 4.7. CORPORATION, PARTNERSHIP, OR OTHER ENTITY. If Mortgagor is
a corporation, partnership, or any other entity, it is, and will continue to be, duly organized, formed, and existing under the laws of the state in which it is incorporated, organized, or formed, duly qualified to transact business in each state where the conduct of its business requires it to be qualified, and duly authorized to execute and deliver the written instruments comprising the Obligations and this instrument and to observe and perform its duties thereunder and hereunder. Mortgagor will not, without the prior written consent of Lender, make any material change in its management or reorganize or consolidate or merge with any other corporation, partnership, or other entity.

         SECTION 4.8. INDEMNIFICATION. Mortgagor agrees to indemnify Trustee, Lender, and Lender's officers, directors, shareholders, employees, agents, attorneys, partners, and their respective heirs, successors, and assigns (collectively "Indemnified Parties") against, and to reimburse Indemnified Parties with respect to, all claims, actions, liabilities, damages, losses, and judgments, including strict liability claims (all of which are hereafter referred to as "Claims"), and all costs and expenses and other charges of any description whatsoever, including (without limitation) attorneys fees, court costs, administrative costs, costs of appeal, and all costs and expenses incurred in investigating into or defending against any Claims, made against or sustained or incurred by Indemnified Parties, arising or related in any way to the Collateral, this instrument, or the Obligations, and including the assertion, either before or after the payment in full of the Obligations, that Lender wrongfully received Hydrocarbons or Proceeds pursuant to this instrument. Indemnified Parties will have the right to employ attorneys and to defend against Claims; and, unless furnished with reasonable indemnity, Indemnified Parties will have the right to pay or compromise and adjust all Claims. Mortgagor shall indemnify and pay to Indemnified Parties all amounts as may be paid by Indemnified Parties in compromise or adjustment of any Claim or as may be adjudged against Indemnified Parties in respect of any Claim. The liabilities of Mortgagor as set forth in this Section 4.8 will survive the termination of this instrument.

ARTICLE 5. - DEFAULT.

         SECTION 5.1. EVENTS OF DEFAULT. The term "Event of Default" means the occurrence of any of the following events or the existence of any of the following conditions:

         (a) Failure by Mortgagor to make punctual payment when due of any of the Obligations or other failure to keep or punctually perform any of the provisions contained herein, in the Loan Agreement, in any other written instrument evidencing any of the Obligations, or in any other agreement with Lender (whether now existing or entered into hereafter); or

         (b) Any warranty, representation, or statement by Mortgagor or made or furnished to Lender by or on behalf of Mortgagor in connection with the Obligations is determined by Lender to be untrue in any material respect; or

         (c) Any Event of Default under the Loan Agreement; or

         (d) Mortgagor's title to any substantial part of the Collateral becomes the subject matter of litigation which would or might, in Lender's opinion, upon final determination result in substantial impairment or loss of the security provided by this instrument; or

         (e) Mortgagor sells, conveys, mortgages, or grants security interests in or otherwise disposes of or encumbers any of the Collateral or any of Mortgagor's right, title, or interest therein (excluding sales of extracted Hydrocarbons in the ordinary course of Mortgagor's business) without first securing Lender's written consent; or

         (f) Mortgagor becomes insolvent, or makes a general assignment for the benefit of creditors, or institutes or consents to any proceeding in insolvency or bankruptcy or for the adjustment, extension, or composition of debts, or for any other relief under any bankruptcy or insolvency law or laws relating to the relief of debtors; or


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         (g) Mortgagor is adjudged bankrupt, or any involuntary proceeding is instituted against Mortgagor in insolvency or bankruptcy or for the readjustment, extension, or composition of debts or for any other relief under any bankruptcy or insolvency law or laws relating to the relief of debts, and such proceedings are not dismissed within thirty days after being instituted; or

         (h) Any substantial part of the property or assets of Mortgagor or any part of the Collateral is attached or is placed in the hands of a receiver, trustee, or other officer or representative of a court or of creditors, and the attachment or receivership continues for any period of thirty consecutive days; or

         (i) Mortgagor's death, liquidation, termination of existence, merger or consolidation with another, or forfeiture of right to do business, or a material change in the business, management, or ownership of Mortgagor; or

         (j) Lender deems any part of the Collateral or the prospects for repayment of the Obligations impaired.

         SECTION 5.2. ACCELERATION UPON DEFAULT. Upon the occurrence of any Event of Default, or at any time thereafter, Lender may, at its option, declare the entire unpaid principal of and the interest accrued on the Obligations to be forthwith due and payable, without any notice, presentment, notice of intent to accelerate, notice of acceleration, or demand of any kind, all of which are hereby expressly waived.

         SECTION 5.3. OPERATION OF PROPERTY. Upon the occurrence of an Event of Default, or at any time thereafter, and in addition to all other rights herein conferred on the Trustee, the Trustee (or any person, firm, or corporation designated by Lender) will have the right and power, but will not be obligated, to enter upon and take possession of all or any part of the Collateral, to exclude Mortgagor therefrom, and to hold, use, administer, manage, and operate the same to the extent that Mortgagor could do so. The Trustee, or any person, firm, or corporation designated by Lender, may operate the property without any liability to Mortgagor in connection with the operations except for bad faith; and the Trustee, or any person, firm, or corporation designated by Lender, will have the right to collect, receive, and receipt for all Hydrocarbons produced and sold from the properties, to make repairs, to purchase machinery and equipment, to conduct workover operations, to drill additional wells, and to exercise every power, right, and privilege of Mortgagor with respect to the Collateral. Providing there has been no foreclosure sale, when and if the expenses of the operation and development (including costs of unsuccessful work-over operations or additional wells) have been paid and the Obligations paid, the properties shall be returned to the Mortgagor.

         SECTION 5.4. ANCILLARY RIGHTS. Upon the occurrence of an Event of Default, or at any time thereafter, and in addition to all other rights, Lender may proceed by a suit or suits in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, for the appointment of a receiver pending any foreclosure or sale hereunder, or for the enforcement of any other appropriate legal or equitable remedy.

ARTICLE 6. - LENDER'S RIGHTS AS TO REALTY COLLATERAL UPON DEFAULT.

         SECTION 6.1. JUDICIAL FORECLOSURE. Upon the occurrence of an Event of Default, or at any time thereafter, in lieu of the exercise of the non-judicial power of sale hereafter given, Lender may proceed by suit for foreclosure of its lien and for a sale of the Realty Collateral.


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         SECTION 6.2. NON-JUDICIAL FORECLOSURE (TEXAS). [Intentionally deleted.]

         SECTION 6.3. NON-JUDICIAL FORECLOSURE (STATES OTHER THAN TEXAS). Upon the occurrence of any Event of Default, or at any time thereafter, to the extent permitted by law the Trustee shall, in response to Lender's request (which Mortgagor agrees will be presumed to have been given), enforce this trust by selling the Realty Collateral situated in states other than Texas. The action of the Trustee shall conform to the law of the state where the Realty Collateral is located, and unless prohibited by the law of that state, the Trustee may sell at one or more sales, as an entirety or in parcels, as the Trustee may elect, at such place or places and otherwise in such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Trustee may deem appropriate, and to make conveyance to the purchaser or purchasers. Unless prohibited by the law of that state, where the Realty Collateral is situated in more than one county (or judicial district), it may be sold in any county (or judicial district) in which any part is situated. The Trustee may postpone the sale of all or any portion of the Realty Collateral by public announcement at the time fixed and place of sale, and from time to time thereafter may further postpone the sale by public announcement made at time of sale fixed by the preceding postponement. Sale of a part of the Realty Collateral will not exhaust the power of sale, and sales may be made from time to time until all the property is sold or the Obligations are paid in full.

ARTICLE 7. - RIGHTS AS TO PERSONALTY AND FIXTURE COLLATERAL UPON DEFAULT.

         SECTION 7.1. PERSONALTY COLLATERAL. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may, without notice to Mortgagor, exercise its right to declare all Obligations secured by the security interest created herein to be immediately due and payable in which case Lender will have all rights and remedies granted by law and particularly by the Code, including but not limited to, the right to take possession of the Personalty Collateral, and for this purpose Lender may enter upon any premises on which any or all of the Personalty Collateral is situated and take possession of and operate Personalty Collateral or remove it therefrom. Lender may require Mortgagor to assemble the Personalty Collateral and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties. Unless the Personalty Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Personalty Collateral is to be made. This requirement of sending reasonable notice will be met if the notice is mailed, postage prepaid, to Mortgagor at the address designated above at least five days before the time of the sale or disposition.

         SECTION 7.2. SALE WITH REALTY COLLATERAL. In the event of foreclosure, whether judicial or non-judicial, at Lender's option it may proceed under the Code as to the Personalty Collateral or it may proceed as to both Realty Collateral and Personalty Collateral in accordance with its rights and remedies in respect of the Realty Collateral.

         SECTION 7.3. FIXTURE COLLATERAL. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may elect to treat the Fixture Collateral as either Realty Collateral or as Personalty Collateral and proceed to exercise such rights as apply to the type of Collateral selected.

ARTICLE 8. - OTHER PROVISIONS CONCERNING FORECLOSURE.

         SECTION 8.1. LENDER AS PURCHASER. Lender reserves the right to bid and become the purchaser at any foreclosure sale and credit its bid at the sale against the Obligations.

         SECTION 8.2. CERTAIN ASPECTS OF NON-JUDICIAL FORECLOSURE. Recitals contained in any conveyance to any purchaser at any sale made hereunder will conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the written instruments constituting part or all of the Obligations after the same have become due and payable, advertisement and conduct of the sale in the manner provided herein, and appointment of any successor Trustee hereunder. Any purchaser or purchasers will be provided with a general warranty deed binding Mortgagor. Mortgagor ratifies and confirms all legal acts that the Trustee may do in carrying out the Trustee's duties and obligations under this instrument.


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         SECTION 8.3. EFFECT OF SALE. Any sale or sales of the Collateral or any part thereof will operate to divest all right, title, interest, claim, and demand whatsoever either at law or in equity, of Mortgagor in and to the premises and the property sold, and will be a perpetual bar, both at law and in equity, against Mortgagor, Mortgagor's heirs, personal representatives, successors, or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through, or under Mortgagor, or Mortgagor's heirs, personal representatives, successors, or assigns. The purchaser or purchasers at the foreclosure sale will receive immediate possession of the property purchased; and if Mortgagor retains possession of the Realty Collateral, or any part thereof, subsequent to sale, Mortgagor will be considered a tenant at sufferance of the purchaser or purchasers.

         SECTION 8.4. APPLICATION OF PROCEEDS. (a) The proceeds of any sale of the Collateral or any part thereof, whether judicial or non-judicial, will be applied as follows:

                  (i) First, to the payment of all expenses incurred by Lender and the Trustee in connection therewith, including, without limiting the generality of the foregoing, court costs, legal fees and expenses, a commission to the Trustee of five percent of the sale price of the Realty Collateral, and expenses of any entry or taking of possession, holding, preparing for sale, advertising, selling, and conveying;

                  (ii) Second, to the payment of the Obligations; and

                  (iii) Third, any surplus thereafter remaining will be paid to Mortgagor or Mortgagor's successors or assigns, as their interest may appear.

           (b) Mortgagor will remain liable for any deficiency owing on the Obligations after application of the net proceeds of any foreclosure sale.

         SECTION 8.5. SUCCESSOR TRUSTEES. The Trustee may resign in writing addressed to Lender or be removed at any time with or without cause by an instrument in writing duly executed by Lender. In case of the death, resignation, or removal of the Trustee, a successor Trustee or Co-Trustees may be appointed by Lender or Lender's authorized agent by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement, without other formality than an appointment and designation in writing. Any appointment and designation will be full evidence of the right and authority to make the same and of all facts therein recited. Upon the making of any appointment and designation, all the estate and title of the Trustee in all of the Realty Collateral will vest in the named successor Trustee, and the successor will thereupon succeed to all the rights, powers, privileges, immunities, and duties hereby conferred upon the Trustee. All references herein to the Trustee will be deemed to refer to the Trustee from time to time acting hereunder.

ARTICLE 9. - ENVIRONMENTAL.

         SECTION 9.1. GENERAL/DEFINITIONS. Mortgagor covenants and warrants that the Land and Mortgagor's and any operator's use of the Collateral will at all times comply with and conform to all applicable Governmental Requirements relating to the environment and to the transportation, distribution, storage, placement, handling, treatment, discharge, manufacture, generation, production, processing, or disposal (collectively "Treatment") of any emissions, discharges, leakage, venting, exposure, releases, or threatened releases (collectively "Release") of pollutants, contaminants, chemicals, waste, waste products, petroleum products, radioactive waste, poly-chlorinated biphenyls, asbestos, or any other industrial, toxic, flammable, corrosive, hazardous, or harmful substances (collectively "Waste") into the environment including, without limitation, ambient air, surface water, ground water, or land (collectively "Applicable Environmental Laws"). Mortgagor further covenants that it will not engage in or permit the operator or any other party to engage in any Treatment or Release of Waste in, on, or affecting the Land or the Collateral in violation of Applicable Environmental Laws.


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         SECTION 9.2. ENVIRONMENTAL WARRANTIES. (a) Mortgagor further warrants that: (i) Mortgagor is not aware and has not received notice of any past or present violations by any party, including prior operators or owners, of Applicable Environmental Laws affecting the Land or the Collateral; (ii) Mortgagor has obtained all permits, licenses, and authorizations required under Applicable Environmental Laws affecting the Land or the Collateral; (iii) no liens arising under Applicable Environmental Laws affect the Collateral or Mortgagor; (iv) Mortgagor does not have any liability for the Treatment or Release of Waste in violation of Applicable Environmental Laws; (v) neither Mortgagor or any of the Collateral is the subject of any existing, pending, or threatened claim, action, or investigation for violations of Applicable Environmental Laws; and (vi) all Waste, if any, generated in connection with the Collateral has been transported, treated, and disposed of in accordance with Applicable Environmental Laws.

                  (b) All warranties set forth above will be deemed to be made by Mortgagor upon each advance under the Obligations.

         SECTION 9.3. ENVIRONMENTAL NOTICE AND INSPECTION. Immediately upon receipt of any notice from any party of a violation of Section 9.1 or if any of the warranties in Section 9.2 become false, Mortgagor shall fully inform Lender of the violation and take all steps necessary to clean up all contamination related to the Treatment or Release of Waste and affecting the Land or the Collateral and fully restore them to their prior condition. Without being liable for any discoveries, Lender has the right, but not the obligation, to inspect and monitor Mortgagor's compliance with the terms of this Article.

         SECTION 9.4. ENVIRONMENTAL INDEMNITY. Notwithstanding any other limitation of liability in this or any other agreement or instrument between Mortgagor and Lender, Mortgagor agrees to indemnify Indemnified Parties against, and to reimburse Indemnified Parties with respect to, all Claims, including claims for bodily injury, property damage, abatement, remediation, and strict liability claims, and all costs and expenses and other charges of any description whatsoever, including (without limitation) attorneys fees, court costs, administrative costs, costs of appeal, and all costs and expenses incurred in investigating into or defending against any Claims, made against or sustained or incurred by Indemnified Parties arising or related in any way to Treatment or Release of any Waste in, on, or affecting the Land or the Collateral, whether or not caused by Mortgagor or by the violation of Section 9.1.

         SECTION 9.5. SURVIVAL AND REMEDIES. (a) Notwithstanding anything in this instrument or any other instrument or agreement between Mortgagor and Lender to the contrary, the undertakings of Mortgagor in this Article shall survive the expiration or termination of this instrument regardless of the means of such expiration or termination. Specifically, the indemnification in Section
9.4 shall run from the actual knowledge of Lender of any Treatment or Release of Waste or other environmental condition covered by this Article.

                  (b) Upon the receipt by Lender of notice required by this Article, or the discovery by Lender of any Treatment or Release of Waste affecting the Land or Collateral in violation of Applicable Environmental Laws, Lender may in its discretion, without limitation, (1) rescind the loan, requiring Mortgagor to refund immediately all consideration previously transferred to Mortgagor which has not been repaid, or (2) accelerate the Obligations and seek appointment of a receiver for the Collateral, or (3) take any other action provided by any instrument executed by and between Mortgagor and Lender relating to this transaction. Mortgagor consents to the rescission or receivership in such event.


         Mortgage, Deed of Trust, and Security Agreement - Page 12 of 19

67238.1[August 9, 2001]

ARTICLE 10. - OTHER STATE PROVISIONS.

         SECTION 10.1. NEW MEXICO. Pursuant to ss. 39-5-19, New Mexico Statutes, as amended, Mortgagor agrees that the redemption period for any Realty Collateral is shortened to one month, with respect to any Collateral situated within the State of New Mexico.

ARTICLE 11. - MISCELLANEOUS.

         SECTION 11.1. MORTGAGOR'S WAIVERS. Mortgagor agrees that Mortgagor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension, or redemption law now or hereafter in force, if it would prevent or hinder the enforcement or foreclosure of this instrument, the absolute sale of the Collateral, or the possession thereof by any purchaser at any sale made pursuant to this instrument or pursuant to the decree of any court of competent jurisdiction. Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, hereby waives the benefit of all such laws and to the extent that Mortgagor may lawfully do so under applicable state law, waives any and all right to have the Realty Collateral marshaled upon any foreclosure of the lien hereof or sold in inverse order of alienation, and Mortgagor agrees that the Trustee may sell the Realty Collateral as an entirety.

         SECTION 11.2. POOLING AND UNITIZATION. Mortgagor may not enter into pooling or unitization agreements, or make an election under any applicable forced pooling statute, affecting all or any part of any Oil and Gas Property without the prior written consent of Lender. The interest in any unit attributable to the Oil and Gas Property (or any part thereof) included therein will become a part of the Realty Collateral, the Fixture Collateral, and the Personalty Collateral, as the case may be, and will be subject to the lien and security interest hereof in the same manner and with the same effect as though the unit and the interest of Mortgagor therein were specifically described in Exhibit A.

         SECTION 11.3. ADVANCES BY LENDER OR THE TRUSTEE. If Mortgagor fails to perform or keep any of its covenants of whatsoever kind or nature contained in this instrument, Lender, the Trustee, or any receiver appointed hereunder, may, but will not be obliged to, make advances to perform the same in Mortgagor's behalf, and Mortgagor hereby agrees to repay the advanced sums and any attorneys' fees incurred in connection therewith upon demand plus interest at the maximum lawful rate. No advance will be deemed to relieve Mortgagor from any default hereunder.

         SECTION 11.4. DEFENSE OF CLAIMS. Mortgagor shall promptly notify the Trustee and Lender in writing of the commencement of any legal proceedings affecting Lender's interest in the Collateral, or any part thereof, and shall take such action, employing attorneys acceptable to the Trustee and Lender, as may be necessary to preserve Mortgagor's, the Trustee's, and Lender's rights affected thereby; and should Mortgagor fail or refuse to take any such action, the Trustee or Lender may take the action in behalf of and in the name of Mortgagor and at Mortgagor's expense. Moreover, Lender or the Trustee on behalf of Lender may take independent action in connection therewith as they may in their discretion deem proper, and Mortgagor hereby agrees to make reimbursement for all sums advanced and all expenses incurred in such actions plus interest at the maximum lawful rate.

         SECTION 11.5. TERMINATION. If all the Obligations are paid in full and the covenants herein contained are well and truly performed, then all of the Collateral will revert to Mortgagor and the entire estate, right, title, and interest of the Trustee and Lender will thereupon cease. In such case Lender shall, upon the request of Mortgagor and at Mortgagor's cost and expense, deliver to Mortgagor proper instruments acknowledging the release of this instrument.


         Mortgage, Deed of Trust, and Security Agreement - Page 13 of 19

67238.1[August 9, 2001]

         SECTION 11.6. RENEWALS, AMENDMENTS, AND OTHER SECURITY. Renewals and extensions of the Obligations may be given at any time, amendments may be made to agreements relating to any part of the Obligations or the Collateral, and Lender may take or hold other security for the Obligations without notice to or consent of Mortgagor. The Trustee or Lender may resort first to other security or any part thereof, or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of any security, and such action will not be a waiver of any rights conferred by this instrument.

         SECTION 11.7. EFFECT OF INSTRUMENT. This instrument shall be deemed and construed to be, and may be enforced as, an assignment of production, a collateral assignment, chattel mortgage or security agreement, contract, deed of trust, financing statement, financing statement filed as a fixture filing, and real estate mortgage, and as any one or more of them if appropriate under applicable state law. This instrument shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts to be financed at the wellhead or minehead. This instrument is to be filed in the real estate records of the appropriate jurisdictions and in such other records as Lender may decide.

         SECTION 11.8. LIMITATIONS ON INTEREST. Regardless of any provision contained in this instrument, any note representing the Obligations, or any other instrument executed or delivered in connection with the Obligations, it is the express intent of the parties that at no time shall Mortgagor pay interest in excess of the maximum lawful rate (or any other interest amount which might in any way be deemed usurious), and Lender will never be considered to have contracted for or to be entitled to charge, receive, collect, or apply as interest, any amount in excess of the maximum lawful rate (or any other interest amount which might in any way be deemed usurious). In the event that Lender ever receives, collects, or applies as interest any such excess, the amount which would be excessive interest will be applied to the reduction of the principal balance of the Obligations, or if paid in full, any remaining excess shall forthwith be paid to Mortgagor. In determining whether the interest exceeds the maximum lawful rate (or any other interest amount which might in any way be deemed usurious), Mortgagor and Lender shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment (other than payments expressly designated as interest) as an expense or fee rather than as interest; (b) exclude voluntary prepayments and the effect thereof; and (c) spread the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate is uniform throughout the term.

         SECTION 11.9. UNENFORCEABLE OR INAPPLICABLE PROVISIONS. If any provision hereof or of any of the written instruments constituting part or all of the Obligations is invalid or unenforceable in any jurisdiction, the other provisions hereof and of the written instruments will remain in full force and effect in that jurisdiction, and the remaining provisions hereof will be liberally construed in favor of the Trustee and Lender in order to carry out the provisions hereof. The invalidity of any provision of this instrument in any jurisdiction will not affect the validity or enforceability of any provision in any other jurisdiction. Any reference herein contained to a statute or law of a state in which no part of the Collateral is situated will be deemed inapplicable to, and not used in, the interpretation hereof.

         SECTION 11.10. RIGHTS CUMULATIVE. Each and every right, power, and remedy herein given to the Trustee and Lender, or either of them, or in any other written instrument relating to the Obligations, will be cumulative and not exclusive; and each and every right, power, and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee, or Lender, as the case may be, and the exercise, or the beginning of the exercise, of any such right, power, or remedy will not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power, or remedy. A waiver by Lender or the Trustee of any right or remedy on any occasion will not be a bar to the exercise of any right or remedy on any subsequent occasion.


         Mortgage, Deed of Trust, and Security Agreement - Page 14 of 19

67238.1[August 9, 2001]

         SECTION 11.11. NON-WAIVER. No act, delay, omission, or course of dealing between Lender or Trustee and Mortgagor will be a waiver of any of Lender's or Trustee's rights or remedies. No waiver, change, or modification in whole or in part of this instrument or any other written instrument will be effective unless in a writing signed by Lender.

         SECTION 11.12. LENDER'S EXPENSES. Mortgagor agrees to pay in full all reasonable expenses and attorneys fees of Lender which may have been or may be incurred by Lender in connection with the preparation of this instrument and other related documents, the lending hereunder, the collection of the Obligations, and the enforcement of any of Mortgagor's obligations hereunder and under any documents executed in connection with the Obligations.

         SECTION 11.13. SUBROGATION. To the extent that funds advanced as any of the Obligations are used to pay indebtedness secured by any outstanding lien, security interest, charge, or prior encumbrance against the Collateral, such proceeds have been advanced by Lender at Mortgagor's request, and Lender shall be subrogated to any and all such liens, security interests, charges, or encumbrances, irrespective of whether those liens, security interests, charges, or encumbrances are released; provided, however, that the terms and provisions of this instrument shall govern the rights and remedies of Lender and shall supersede the terms, provisions, rights, and remedies under the instruments creating the liens, security interests, charges, or encumbrances to which Lender is subrogated.

         SECTION 11.14. GOVERNING LAW/VENUE. Except to the extent that the laws of another state must apply to Realty Collateral situated within that state, this instrument shall be governed by the laws of the State of Texas and applicable Federal laws. Mortgagor and Lender irrevocably agree that venue for any action or dispute related to the Collateral or this instrument must be in Johnson County, Texas.

         SECTION 11.15. INTERPRETATION. (a) Article and section headings used in this instrument are intended for convenience only and shall be given no significance whatever in interpreting and construing the provisions of this instrument.

         (b) As used in this instrument, "Lender", "Trustee", and " Mortgagor" include their respective heirs, personal representatives, successors, and assigns. Unless context otherwise requires, words in the singular number include the plural and in the plural number include the singular. Words of the masculine gender include the feminine and neuter gender, and words of the neuter gender may refer to any gender.

         (c) The term "Mortgagor" includes all persons who execute this instrument as Mortgagor. If more than one person executes this instrument as Mortgagor, their duties and liabilities under this instrument will be joint and several.

         (d) This instrument and any and all other agreements and instruments executed in connection herewith are to be liberally construed for the benefit of Lender to ensure the prompt payment of the Obligations in accordance with their terms and to ensure Lender's realization of the benefits intended to be derived from all such agreements and instruments.

         (e) All documents or items required to be delivered to Lender by Mortgagor must be in form, substance, and detail acceptable to Lender, in its sole and absolute discretion.


         Mortgage, Deed of Trust, and Security Agreement - Page 15 of 19

67238.1[August 9, 2001]

         SECTION 11.16. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical except that, to facilitate recordation, in any particular counterpart portions of Exhibit A which describe properties situated in counties other than the county in which the counterpart is to be recorded may have been omitted. A master counterpart containing all exhibits has been filed in Chaves County, New Mexico, or may be found in the files of Lender.

         SECTION 11.17.  ADDITIONAL PROVISIONS.


         Mortgage, Deed of Trust, and Security Agreement - Page 16 of 19

67238.1[August 9, 2001]

         Executed effective on the 29th day of January, 2001.

ATTEST:                                      MORTGAGOR:

                                             UHC NEW MEXICO CORPORATION

By:_________________________                 By:________________________________
   Harold Gilliam, Secretary                    Walter G. Mize, President



STATE OF TEXAS                            ss.
                                          ss.
COUNTY OF TARRANT                         ss.

         (Texas and New Mexico) This instrument was acknowledged before me on the ___ day of August, 2001, by Walter G. Mize, President of UHC NEW MEXICO CORPORATION, a New Mexico corporation, on behalf of the corporation.

                                          ______________________________________
                                          NOTARY PUBLIC, STATE OF TEXAS
My Commission expires:

_____________________                     ______________________________________
                                          (Type or print name)



THIS INSTRUMENT WAS PREPARED BY AND
AFTER RECORDING PLEASE RETURN TO :
Paul D. Bradford
HARRIS, FINLEY & BOGLE, P.C.
777 Main Street, Suite 3600
Fort Worth, Texas  76102-5341
(817) 870-8700


67238.1 [August 9, 2001]


         Mortgage, Deed of Trust, and Security Agreement - Page 17 of 19


67238.1[August 9, 2001]

                          Introduction to Exhibit A to
          Mortgage, Deed of Trust, and Security Agreement (Oil and Gas)

         This instrument covers all of Mortgagor's interest now owned or hereafter acquired in the oil and gas (or oil, gas, and mineral) leases, land, unit declarations, and pooling orders described in Exhibit A (or described in the instruments referred to in Exhibit A), together with all amendments or ratifications affecting any of those leases, unit declarations, or pooling orders. Without limitation as to the coverage of this instrument, Mortgagor warrants that where an expense interest, a revenue interest, or an overriding royalty interest is shown (or similar designations), that Mortgagor's expense interest is not greater than that shown and that Mortgagor's revenue or overriding royalty interest is not less than that shown.

         Reference herein to book and page, liber and page, file numbers, film code numbers, or other recording information refer to the recording location of each respective lease in the county where the land covered by the lease is located. Any reference herein to oil or gas wells or land covered is for warranty of interest, administra tive convenience, and identification and is not intended to limit or restrict the rights, titles, interests, or properties covered by this instrument.

         This instrument may be executed in counterparts. To facilitate recordation, the exhibits which describe properties in counties other than the county in which the counterpart is to be recorded may have been omitted. A complete copy of this instrument may be found at Lender's offices.

         In some instances, the "Land Covered" column includes abbreviations indicating the township and range of the county in which the interests are located. For example: "T-27-N, R-10-W" is Township 27 North, Range 10 West. The following abbreviations, and various combinations of the abbreviations, may appear before or after the section number to designate a portion of a section:

           N/2 = North Half           NE or NE/4 = Northeast Quarter
           S/2 = South Half           SE or SE/4 = Southeast Quarter
           E/2 = East Half            NW or NW/4 = Northwest Quarter
           W/2 = West Half            SW or SW/4 = Southwest Quarter

If two or more of the above abbreviations appear in sequence, the first abbreviation is that specified portion of the next abbreviation. For example:
"SW/4 SW/4 SE/4" is the Southwest Quarter of the Southwest Quarter of the Southeast Quarter of the particular section described.

         The abbreviations "WI," "NRI," "ORRI," "BPO," and "APO" are defined as follows:

         (a) "WI" is short for "working interest" and represents the expense interest attributable to each well.

         (b) "NRI" is short for "net revenue interest" and represents the share of production of oil, gas and other minerals attributable to the working interest or expense interest.

         (c) "ORRI" is short for "overriding royalty interest" and represents the overriding royalty attributable to oil and gas production from each well.

         (d) "BPO" and "APO" refer to "before payout" and "after payout" respectively, as payout may be defined in agreements affecting the applicable interest or interests.


        Mortgage, Deed of Trust, and Security Agreement - Page 18 of 19

67238.1[August 9, 2001]

                                  Exhibit A to
          Mortgage, Deed of Trust, and Security Agreement (Oil and Gas)

         Notwithstanding the specific description of oil and gas properties set forth in this Exhibit, this Mortgage covers all of Mortgagor's interest now owned or hereafter acquired in any and all oil and gas properties, oil and gas (or oil, gas, and mineral) leases, land, or units, situated in whole or in part in Chaves and Roosevelt Counties, New Mexico, or either county.


THIS INSTRUMENT WAS PREPARED BY AND
AFTER RECORDING PLEASE RETURN TO :
Paul D. Bradford
HARRIS, FINLEY & BOGLE, P.C.
777 Main Street, Suite 3600
Fort Worth, Texas  76102-5341
(817) 870-8700


67238.1 [August 9, 2001]


         Mortgage, Deed of Trust, and Security Agreement - Page 19 of 19

67238.1[August 9, 2001]

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

         This First Amendment to Amended and Restated Revolving Credit Note is executed effective _________________, 2003, by UNITED HERITAGE CORPORATION, a Utah corporation (the "Borrower"), UHC PETROLEUM CORPORATION, a Texas corporation, UHC NEW MEXICO CORPORATION, a New Mexico corporation, and NATIONAL HERITAGE SALES CORPORATION, a Texas corporation (collectively "Guarantors"), and ALMAC FINANCIAL CORPORATION, a Texas corporation (the "Lender").

Recitals:

         Borrower is legally obligated to pay an Amended and Restated Revolving Credit Note (the "Note") dated effective September 6, 2001, in the principal amount of $3,000,000, executed by Borrower, and payable to the order of Lender. Payment of the Note is unconditionally guaranteed by Guarantors pursuant to a Commercial Guaranty (the "Guaranty") dated January 29, 2001, executed by Guarantors in favor of Lender. The Note matures on April 15, 2004, and Borrower and Guarantors have requested that Lender extend the Maturity Date. Capitalized terms herein have the meanings assigned in the Note.

Agreement:

         For valuable consideration, including the funds previously advanced by Lender to Borrower under the Note, the receipt and sufficiency of which are acknowledged, Borrower, Guarantors, and Lender agree and stipulate as follows:

         1. The recitals above are true and correct and form the basis for this amendment.

         2. The Maturity Date of the Note is extended until April 15, 2005.

         3. The Note will continue to be due and payable as follows:

                  (a) interest shall be due and payable monthly as it accrues on the last day of each month during the term of the Note; and

                  (b) the outstanding principal balance of the Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date, as extended.

         4. Borrower acknowledges that the outstanding principal balance of the Note as of _________________, 2003, is $____________________, and that Borrower has no defenses or setoffs to payment of the Note.


                Amendment to Revolving Credit Note - Page 1 of 4

113254.1 [August 14, 2003]

         5. Except as specifically amended herein, the Note remains unchanged; and Borrower and Guarantors ratify the Note, as amended. Guarantors further ratify the Guaranty and agree that they have no defenses to payment under the Guaranty. All liens and security interests securing payment of the Note are renewed and extended until the Note is paid in full.

         6. Borrower, Guarantors, and Lender have consummated a transaction pursuant to which Lender has agreed to renew and extend loans, or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower in an aggregate amount up to $3,000,000. In connection with the Note, Borrower, Guarantors, and Lender have executed and delivered and may hereafter execute and deliver certain agreements, instruments, and documents (collectively hereinafter referred to as the "Written Loan Agreement). It is the intention of Borrower, Guarantors, and Lender that this section be incorporated by reference into each of the written agreements, instruments, and documents comprising the Written Loan Agreement. Borrower, Guarantors, and Lender each warrant and represent that the entire agreement made and existing by or among them with respect to the Loans is and shall be contained within the Written Loan Agreement, and that no agreements or promises exist or shall exist by or among Borrower, Guarantors, and Lender that are not reflected in the Written Loan Agreement.


              [The remainder of this page is intentionally blank.]


                Amendment to Revolving Credit Note - Page 2 of 4

113254.1 [August 14, 2003]

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         Executed effective on the date stated above.

                                      BORROWER:

ATTEST:                               UNITED HERITAGE CORPORATION


By:____________________________       By:___________________________________
   Harold Gilliam, Secretary             Walter G. Mize, Chairman of the Board,
                                         President and Chief Executive Officer

                                      GUARANTORS:

ATTEST:                               UHC PETROLEUM CORPORATION


By:_________________________          By:__________________________________
   Harold Gilliam, Secretary             Walter G. Mize, President

ATTEST:                               UHC NEW MEXICO CORPORATION


By:_________________________          By:__________________________________
   Harold Gilliam, Secretary             Walter G. Mize, President

ATTEST:                               NATIONAL HERITAGE SALES CORPORATION


By:_________________________          By:__________________________________
   Harold Gilliam, Secretary             Walter G. Mize, President

                                      LENDER:

ATTEST:                               ALMAC FINANCIAL CORPORATION


By:____________________________       By:___________________________________
   Cindy Rigby, Secretary                Walter G. Mize, President


                Amendment to Revolving Credit Note - Page 3 of 4

113254.1 [August 14, 2003]

This amendment was prepared by:
Paul D. Bradford
HARRIS, FINLEY & BOGLE, P.C.
777 Main Street, Suite 3600
Fort Worth, Texas 76102-5341
(817) 870-8700


113254.1 [August 14, 2003]


                Amendment to Revolving Credit Note - Page 4 of 4


113254.1 [August 14, 2003]

                                PLEDGE AGREEMENT

      This Pledge Agreement ("Agreement") is made as of the 29th day of January, 2001, by UNITED HERITAGE CORPORATION ( "Pledgor"), a Utah corporation, in favor of ALMAC FINANCIAL CORPORATION, a Texas corporation ("Secured Party"). Pledgor hereby agrees with Secured Party as follows:

      1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated below:

            (a) The term "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

            (b) The term "Collateral" shall mean all property specifically described on Schedule A attached hereto and made a part hereof.

            (c) The term "Indebtedness" shall mean (i) all indebtedness, obligations, and liabilities of Pledgor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, and regardless of whether such indebtedness, obligations, and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation the indebtedness evidenced by the Note and all other indebtedness, obligations, and liabilities of Pledgor to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement, or otherwise; (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above; (iii) all obligations of Pledgor to Secured Party under any documents evidencing, securing, governing, or pertaining to all or any part of the indebtedness described in (i) and (ii) above; (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii), and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys fees; and (v) all renewals, extensions, modifications, and rearrangements of the indebtedness and obligations described in (i), (ii),
(iii), and (iv) above.

            (d) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing, or pertaining to the Indebtedness.

            (e) "Note" means an amended and restated revolving credit note dated January 29, 2001, in the principal amount of $1,750,000.00, executed by Pledgor, and payable to the order of Secured Party.

            (f) The term "Obligated Party" shall mean any party other than Pledgor who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

            (g) The term "Secured Party" shall mean ALMAC FINANCIAL CORPORATION, a Texas corporation, its successors and assigns, including without limitation, any party to whom it, or its successors or assigns, may assign its rights and interests under this Agreement.


                         Pledge Agreement - Page 1 of 14

67233.2  [August 9, 2001]

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

      2. SECURITY INTEREST. As security for the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

      3. VOTING RIGHTS. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

      4. MAINTENANCE OF COLLATERAL. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

      5. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants the following to Secured Party:

            (a) Due Authorization. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

            (b) Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

            (c) Ownership and Liens. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.


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


            (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

            (e) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

            (f) Location. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

            (g) Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

            (h) Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Party in writing. To the best of Pledgor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Party in writing.

      6. AFFIRMATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.


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            (a) Ownership and Liens. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

            (b) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

            (c) Adverse Claim. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

            (d) Delivery of Instruments and/or Certificates. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

            (e) Financing Statements. Pledgor hereby authorizes Secured Party to authenticate and file all financing statements or amendments to financing statement in such offices and places and at such times and as often as may be, in the judgment of Secured Party, necessary to preserve, protect, and renew the security interests herein created in the Collateral.

            (f) Further Assurances. Pledgor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Pledgor covenants and agrees, at Secured Party's request, to cooperate in registering such securities in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank. When applicable law provides more than one method of perfection of Secured Party's security interest in the Collateral, Secured Party may choose the method(s) to be used.


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      7. NEGATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

            (a) Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

            (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

            (c) Dilution of Ownership. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

            (d) Restrictions on Securities. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

      8. RIGHTS OF SECURED PARTY. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

            (a) Power of Attorney. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and
(v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.


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


            (b) Performance by Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

      9. EVENTS OF DEFAULT. Each of the following events or occurrences, and Pledgor's failure to timely cure such following any notice, cure, or grace period required by the Loan Agreement, constitutes an "Event of Default" under this Agreement:

            (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Pledgor to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable; or

            (b) Non-Performance of Covenants. The failure of Pledgor or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein; or

            (c) Default Under other Loan Documents. The occurrence of an event of default under any of the other Loan Documents.

            (d) False Representation. Any representation contained herein made by Pledgor is false or misleading in any material respect; or

            (e) Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or Pledgor abandons the Collateral or any portion thereof; or

            (f) Dilution of Ownership. The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock; or

            (g) Bankruptcy of Issuer. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.


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      10. REMEDIES AND RELATED RIGHTS. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

            (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

                  (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

                  (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

                  (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

                  (iv) buy the Collateral, or any portion thereof, at any public sale;

                  (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

                  (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

                  (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

      Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under the Code.


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


            (b) Private Sale of Securities. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

            (c) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

                  (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

                  (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

                  (iii) to the satisfaction of the Indebtedness;

                  (iv) by holding such cash and proceeds as Collateral;

                  (v) to the payment of any other amounts required by applicable law; and

                  (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

            (d) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Pledgor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

            (e) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.


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            (f) Other Recourse. Pledgor waives any right to require Secured
Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

            (g) Voting Rights. Upon the occurrence of an Event of Default, Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's securities pledged as Collateral upon the occurrence of an Event of Default.

            (h) Dividend Rights and Interest Payments. Upon the occurrence of an Event of Default:

                  (i) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

                  (ii) all dividend and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

      11. INDEMNITY. Pledgor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by Such Indemnified Person's gross negligence or willful misconduct. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.


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      12. MISCELLANEOUS. (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

            (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

            (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness,
(ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or
(iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

            (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

            (e) Costs and Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.


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


            (F) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

            (g) Venue. This Agreement has been entered into in the county in Texas where Secured Party's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

            (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

            (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Pledgor.

            (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

            (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.


                        Pledge Agreement - Page 11 of 14

67233.2  [August 9, 2001]

            (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Pledgor, (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

            (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

            (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

            (o) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.


      Signed effective the 29th day of January, 2001.


ATTEST:                                 PLEDGOR:

                                        UNITED HERITAGE CORPORATION

By:_________________________            By:__________________________________
  Harold Gilliam, Secretary               Walter G. Mize, Chairman of the Board,
                                          President and Chief Executive Officer

Pledgor's Address:
2 Caddo Street,
Cleburne, Texas 76031

Secured Party's address:
ALMAC FINANCIAL CORPORATION
2 Caddo Street,
Cleburne, Texas 76031



67233.2[2001]


                        Pledge Agreement - Page 12 of 14


67233.2  [August 9, 2001]

                                   SCHEDULE A
                                       TO
                                PLEDGE AGREEMENT

                                   Collateral

The following property is a part of the Collateral as defined in the Pledge
Agreement:

      All of the issued and outstanding capital stock, membership interests, or partnership interests of all existing and hereafter acquired companies, subsidiaries, limited liability companies, or partnerships owned by UNITED HERITAGE CORPORATION, including, without limitation, 100% of the issued and outstanding shares in the following subsidiaries:

            (a) UHC PETROLEUM CORPORATION, a Texas corporation, evidenced by certificate number ___________, in the amount of ___ shares of the common stock, ___ par value per share

            (b) UHC NEW MEXICO CORPORATION, a New Mexico corporation, evidenced by certificate number ___________, in the amount of ___ shares of the common stock, ___ par value per share

            (c) NATIONAL HERITAGE SALES CORPORATION, a Texas corporation, evidenced by certificate number ___________, in the amount of ___ shares of the common stock, ___ par value per share

      The term Collateral, as used herein, shall also include (i) all certificates, instruments, and other documents evidencing the foregoing; (ii) all renewals, replacements, and substitutions of all of the foregoing; (iii) all Additional Property (as hereinafter defined); and (iv) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer, or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

      Collateral shall also include the following property (collectively, the "Additional Property") which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral: (a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; and (e) any conversion or redemption proceeds; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to all cash dividends and all interest paid on the Collateral (except interest paid on any certificate of deposit pledged hereunder) free of the security interest created under this Agreement. All Additional Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by


                                   Schedule A

Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.


                                   Schedule A

                                                                  To be filed in
                                                            Chaves and Roosevelt
                                                           Counties, New Mexico,
                                                       and Edwards County, Texas

                      RENEWAL AND MODIFICATION OF MORTGAGES

      This instrument is signed effective September 6, 2001, by UNITED HERITAGE CORPORATION ("Borrower"), a Utah corporation, 2 Caddo Street, Cleburne, Texas 76031, UHC NEW MEXICO CORPORATION ("UHC New Mexico"), a New Mexico corporation, UHC PETROLEUM CORPORATION ("UHC Petroleum"), a Texas corporation, and ALMAC FINANCIAL CORPORATION ("Lender"), a Texas corporation, 2 Caddo Street, Cleburne, Texas 76031, for the purposes of modifying, renewing, and extending certain liens that secure payment of the indebtedness owing by Borrower to Lender.

      Lender is the legal and equitable owner and holder of an Amended and Restated Revolving Credit Note (the "Prior Note") dated January 29, 2001, in the principal amount of $1,750,000, executed by Borrower, payable to the order of Lender, and which matures January 29, 2003.

      Payment of the Prior Note is secured, in part, by first liens and first security interests created or described in the deeds of trust and mortgages covering properties in New Mexico and Texas, and recorded as described in Exhibit A attached (collectively the "Mortgages"). Capitalized terms below, not otherwise defined herein, have the meanings assigned in the Mortgages. The liens and security interests created, described, or renewed and extended by the Mortgages will be collectively called the "Liens." For further reference, the original Mortgages may be found in the files of Lender at the above address.

      All unpaid amounts owing on the Prior Note have been renewed and extended, and those amounts, together with additional sums owing by Borrower to Lender, are now represented by an Amended and Restated Revolving Credit Note (the "Note") dated September 6, 2001, in the principal amount of $3,000,000, executed by Borrower, payable to the order of Lender, and maturing on April 15, 2004.

      Borrower and Lender desire to amend the Mortgages to secure payment of the Note and to renew and extend the Liens until the Note is paid.

      In consideration of the loans represented by the Note and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, UHC New Mexico, UHC Petroleum, and Lender agree as follows:

            (a) The Mortgages are amended to secure payment of the Note, and all renewals and extensions, in addition to the other Obligations described therein, and the Liens are renewed and extended until the Note is paid.


                     Renewal and Modification - Page 1 of 5

85791.2

            (b) The Mortgages, as amended, are ratified, confirmed, and acknowledged to be valid, subsisting, and binding upon UHC New Mexico and UHC Petroleum. Borrower, UHC New Mexico, and UHC Petroleum represent and warrant that no uncured breaches or defaults exist under the Mortgages; no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Mortgages; and there are no defenses or offsets with respect to the Note, the Prior Note, or the Mortgages, as amended.

            (c) All liens and security interests granted to Lender by Borrower, UHC New Mexico, or UHC Petroleum in the future will secure payment of the Note.

            (d) Borrower, UHC New Mexico, and UHC Petroleum will execute all additional deeds of trust, mortgages, renewals, extensions, or other related documents required by Lender to evidence the liens and security interests of Lender.

            (e) A default by Borrower, UHC New Mexico, or UHC Petroleum under the Mortgages will, at Lender's option, be a default under any or all other documents among Borrower, UHC New Mexico, UHC Petroleum, and Lender, or any two or more of them, and a default in any of the other documents will be a default under the Mortgages.

            (f) Contemporaneously with the execution and delivery hereof, Borrower shall pay all costs and expenses incident to the preparation, execution, and recordation of this amendment and the other loan documents, including, without limitation, recording fees and attorneys fees of Lender.

      If necessary for recordation, there may be attached as Exhibit B a description of the Realty Collateral covered by the Mortgages and located in the county in which a counterpart is filed. A complete original of this amendment, with complete exhibits, may be found in the files of Lender at the office address shown above.

      This instrument is binding upon and inures to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

                     Renewal and Modification - Page 2 of 5

85791.2

      This instrument is executed in multiple originals and is effective as of the date first written above.

BORROWER:

ATTEST:                                UNITED HERITAGE CORPORATION


By:____________________________        By:___________________________________
   Harold Gilliam, Secretary              Walter G. Mize, Chairman of the Board,
                                          President and Chief Executive Officer


UHC NEW MEXICO:

ATTEST:                                UHC NEW MEXICO CORPORATION


By:_________________________           By:__________________________________
   Harold Gilliam, Secretary              Walter G. Mize, President


UHC PETROLEUM:

ATTEST:                                UHC PETROLEUM CORPORATION


By:_________________________           By:__________________________________
   Harold Gilliam, Secretary              Walter G. Mize, President



LENDER:

ATTEST:                                ALMAC FINANCIAL CORPORATION


By:_________________________           By:__________________________________
   Cindy Rigby, Secretary                 Walter G. Mize, President


                     Renewal and Modification - Page 3 of 5

85791.2

STATE OF TEXAS                    ss.
                                  ss.
COUNTY OF JOHNSON                 ss.


         (New Mexico and Texas) The foregoing document was acknowledged before me on this ___ day of _____________, 2002, by Walter G. Mize, Chairman of the Board, President and Chief Executive Officer of UNITED HERITAGE CORPORATION, a Utah corporation, on behalf of the corporation.

                                           _________________________________
My commission expires:                     Notary Public, State of Texas

____________________                       _________________________________
[Stamp or Seal]                            (Printed Name)



STATE OF TEXAS                    ss.
                                  ss.
COUNTY OF JOHNSON                 ss.

         (New Mexico and Texas) The foregoing document was acknowledged before me on this ___ day of _____________, 2002, by Walter G. Mize, President of UHC NEW MEXICO CORPORATION, a New Mexico corporation, and President of UHC PETROLEUM CORPORATION, a Texas corporation, on behalf of the corporations.

                                           _________________________________
My commission expires:                     Notary Public, State of Texas
____________________                       _________________________________
[Stamp or Seal]                            (Printed Name)



STATE OF TEXAS                    ss.
                                  ss.
COUNTY OF JOHNSON                 ss.

         (New Mexico and Texas) The foregoing document was acknowledged before me on this ___ day of _____________, 2002, by Walter G. Mize, President of ALMAC FINANCIAL CORPORATION, a Texas corporation, on behalf of the corporation.

                                           _________________________________
My commission expires:                     Notary Public, State of Texas
____________________                       _________________________________
[Stamp or Seal]                            (Printed Name)


Exhibits:

A - Filing Information for Mortgages

B - Legal Descriptions if necessary for recordation (may be omitted)


                     Renewal and Modification - Page 4 of 5

85791.2

                                  Exhibit A to
                      Renewal and Modification of Mortgages

                                    Mortgages

      1. Mortgage, Deed of Trust, and Security Agreement (Oil and Gas) dated January 29, 2001, executed by UHC NEW MEXICO CORPORATION ("UHC New Mexico") in favor of ALMAC FINANCIAL CORPORATION, and filed at Book 0415, Page 1532 on 8/28/01, in the County Records of Chaves County, New Mexico, and Book 82, Page 237 on 8/27/01, in the County Clerk Records of Roosevelt County, New Mexico.

      2. Deed of Trust and Security Agreement (Oil and Gas) dated January 29, 2001, executed by UHC PETROLEUM CORPORATION ("UHC Petroleum") in favor of ALMAC FINANCIAL CORPORATION, and filed at Volume 192, Page 285 on 8/27/01, in the Official Public Records of Edwards County, Texas.


After Recording Please Return To:        Prepared by:
Paul D. Bradford                         HARRIS, FINLEY & BOGLE, P.C.
HARRIS, FINLEY & BOGLE, P.C.             777 Main Street, Suite 3600
777 Main Street, Suite 3600              Fort Worth, Texas  76102-5341
Fort Worth, Texas  76102-5341            (817) 870-8700
                                         Fax (817) 332-6121


                     Renewal and Modification - Page 5 of 5

85791.2

                          COMMERCIAL SECURITY AGREEMENT

      This Commercial Security Agreement is entered into effective the 29th day of January, 2001, by UHC PETROLEUM CORPORATION, a Texas corporation ("Grantor") for the benefit of ALMAC FINANCIAL CORPORATION, a Texas corporation ("Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

      1. DEFINITIONS. The following words have the meanings assigned below when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in the State of Texas ("Code"). All references to dollar amounts shall mean amounts in lawful money of the United States of America.

            (a) "Agreement" means this Commercial Security Agreement, as amended or modified from time to time, together with all exhibits and schedules attached from time to time.

            (b) "Borrower" means UNITED HERITAGE CORPORATION, a Utah corporation.

            (c) "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                  (i) All present and future "accounts", as defined in the Code, together with any and all books of account, customer lists and other records relating in any way to the foregoing (including, without limitation, computer software, whether on tape, disk, card, strip, cartridge or any other form), and in any case where an account arises from the sale of goods, the interest of Debtor in such goods.

                  (ii) All present and hereafter acquired inventory (including without limitation, all raw materials, work in process, and finished goods) held, possessed, owned, held on consignment, or held for sale, lease, return or to be furnished under contracts of services, in whole or in part, by Grantor wherever located.

                  (iii) All equipment and fixtures of whatsoever kind and character now or hereafter possessed, held, acquired, leased, or owned by Grantor and used or usable in Grantor's business, and in any event shall include, but shall not be limited to, all swabbing units or workover units, and all other trucks, vehicles, machinery, tools, computer software, office equipment, furniture, appliances, furnishings, fixtures, vehicles, motor vehicles, together with all replacements, accessories, additions, substitutions, and accessions to all of the foregoing, and all manuals, instructions and records relating in any way to the foregoing (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form). The equipment covered by this Security Agreement includes, but is not limited to, the swabbing units, workover units, trucks, vehicles, and other equipment described in Exhibit A attached.


                        Security Agreement - Page 1 of 11

67232.1 [August 9, 2001]

                  (iv) All present and future chattel paper, documents, instruments (including promissory notes), investment property, deposit accounts, general intangibles (including all permits, regulatory approvals, copyrights, patents, trademarks, service marks, trade names, mask works, goodwill, licenses and all other intellectual property), letter of credit rights, and all supporting obligations, all as defined in the Code, now or hereafter owned, held, or acquired by Grantor, and in any case where an account arises from the sale of goods, the interest of Grantor in such goods, and all records relating in any way to the foregoing (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form). In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located: (i) all accessions, accessories, increases, and additions to and all replacements of and substitutions for any property described above; (ii) all products and produce of any of the property described in this Collateral section; (iii) all proceeds (including, without limitation, insurance proceeds) from the sale, lease, destruction, loss, or other disposition of any of the property described in this Collateral section; and (iv) all records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

                  (v) All other present and future assets of Grantor.

            (d) "Event of Default" means and includes any of the Events of Default set forth below in the section titled "Events of Default."

            (e) "Grantor" means UHC PETROLEUM CORPORATION, a Texas corporation.

            (f) "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

            (g) "Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs, and expenses for which Grantor or Borrower is responsible under this Agreement or under any Related Documents, and all other obligations, debts, and liabilities, plus any accrued interest thereon, owing by Borrower, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Borrower, or any one or more of them, and all renewals, extensions, modifications, substitutions, and rearrangements of any of the foregoing; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement, or otherwise; whether such Indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party, or otherwise.

            (h) "Lender" means ALMAC FINANCIAL CORPORATION, a Texas corporation, its successors and assigns (which is a secured party under the Code).

            (i) "Note" means an amended and restated revolving credit note dated January 29, 2001, in the principal amount of $1,750,000.00, executed by Borrower, and payable to the order of Lender.

            (j) "Related Documents" means and includes, without limitation, the Note and all credit agreements, loan agreements, guaranties, pledge agreements, security agreements, mortgages, deeds of trust, and all other instruments, agreements, and documents, whether now or hereafter existing, executed in connection with the Note.

      2. WARRANTIES. Grantor warrants that: (a) Grantor has the full right, power, and authority to enter into this Agreement and to pledge the Collateral to Lender; (b) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (c) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness.

      3. WAIVERS. Grantor waives notice of the incurring of any Indebtedness and waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Grantor, Borrower, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first notifying or obtaining the consent of
Grantor: (a) grant any extension of time for any payment, (b) grant any renewal,
(c) permit any modification of payment terms or other terms, (d) release Borrower or any Guarantor from all or any portion of the Indebtedness, or (e) exchange or release all or any portion of the Collateral or other security for all or any portion of the Indebtedness. No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.


                        Security Agreement - Page 2 of 11

67232.1 [August 9, 2001]

      4. OBLIGATIONS. Grantor represents and covenants to Lender as follows:

            (a) Organization. Grantor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas. Grantor has its chief executive office at 2 Caddo Street, Cleburne, Texas 76031. Grantor will notify Lender of any change in the location of Grantor's chief executive office.

            (b) Authorization. The execution, delivery, and performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result in a violation of, or constitute a default under (i) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (ii) any law, governmental regulation, court decree, or order applicable to Grantor. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

            (c) Perfection. Grantor hereby authorizes Lender to authenticate and file all financing statements or amendments to financing statement in such offices and places and at such times and as often as may be, in the judgment of Lender, necessary to preserve, protect, and renew the security interests herein created in the Collateral. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby irrevocably appoints Lender as its attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor has disclosed to Lender all trade names and assumed names currently used by Grantor, all trade names and assumed names used by Grantor within the previous six (6) years, and all of Grantor's current business locations. Grantor will notify Lender in writing at least thirty (30) days prior to the occurrence of any of the following: (i) any changes in Grantor's name, trade names or assumed names, or (ii) any change in Grantor's business locations or the location of any of the Collateral.

            (d) Enforceability. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content, and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; Grantor will not adjust, settle, compromise, amend, or modify any account, except in good faith and in the ordinary course of business; provided, however, this exception shall automatically terminate upon the occurrence of an Event of Default or upon Lender's written request.

            (e) Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sale of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Texas, without the prior written consent of Lender.


                        Security Agreement - Page 3 of 11

67232.1 [August 9, 2001]

            (f) Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber, or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender, even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

            (g) Title. Grantor represents and warrants to Lender that it is the owner of the Collateral and holds good and marketable title to the Collateral, free and clear of all security interests, liens, and encumbrances except for the security interest under this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

            (h) Collateral Schedules and Locations. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and aging of accounts and general intangibles.

            (i) Maintenance and Inspection. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss, or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

            (j) Taxes, Assessments, and Liens. Grantor will pay when due all taxes, assessments, and governmental charges or levies upon the Collateral and provide Lender evidence of such payment upon its request. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond, or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys fees, or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

            (k) Compliance With Governmental Requirements. Grantor is conducting and will continue to conduct Grantor's businesses in material compliance with all federal, state, and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions applicable to Grantor's businesses and to the production, disposition, or use of the Collateral, including without limitation, those pertaining to health and environmental matters such as the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, together with any subsequent amendments, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous Substance Waste Amendments of 1984 (collectively, together with any subsequent amendments, hereinafter called "RCRA"). Grantor represents and warrants that (i) none of the operations of Grantor is the subject of a federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release or disposal of any toxic or hazardous substance or solid waste into the environment; (ii) Grantor has not filed any notice under any federal, state, or local law indicating that Grantor is responsible for the release into the environment, the disposal on any premises in which Grantor is conducting its businesses, or the improper storage, of any material amount of any toxic or hazardous substance or solid waste or that any such toxic or hazardous substance or solid waste has been released, disposed of, or is improperly stored, upon any premises on which Grantor is conducting its businesses; and (iii) Grantor otherwise does not have any known material contingent liability in connection with the release into the environment, disposal, or the improper storage, of any such toxic or hazardous substance or solid waste. The terms "hazardous substance" and "release," as used herein, shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal," as used herein, shall have the meanings specified in RCRA; provided, however, that to the extent that the laws of the State of Texas establish meanings for such terms which are broader than that specified in either CERCLA or RCRA, such broader meanings shall apply. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and
(b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the termination of this Agreement.


                        Security Agreement - Page 4 of 11

67232.1 [August 9, 2001]

            (l) Insurance. Grantor shall procure and maintain all risk insurance, including without limitation fire, theft, and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages, and basis reasonably acceptable to Lender. GRANTOR MAY FURNISH THE REQUIRED INSURANCE WHETHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY GRANTOR OR THROUGH EQUIVALENT INSURANCE FROM ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN THE STATE OF TEXAS. If Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may, but shall not be required to, do so at Grantor's expense, and the cost of the insurance will be added to the Indebtedness. If any such insurance is procured by Lender at a rate or charge not fixed or approved by the State Board of Insurance, Grantor will be so notified, and Grantor will have the option for five (5) days of furnishing equivalent insurance through any insurer authorized to transact business in Texas. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least thirty (30) days prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission, or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

            (m) Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness. Application of insurance proceeds to the payment of the Indebtedness will not extend, postpone, or waive any payments otherwise due, or change the amount of such payments to be made, and proceeds may be applied in such order and such amounts as Lender may elect.


                        Security Agreement - Page 5 of 11

67232.1 [August 9, 2001]

            (n) Solvency. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Grantor at the time of the execution of this Agreement, (i) Grantor is and will be solvent, (ii) the fair salable value of Grantor's assets exceeds and will continue to exceed Grantor's liabilities (both fixed and contingent), (iii) Grantor is paying and will continue to be able to pay its debts as they mature, and (iv) if Grantor is not an individual, Grantor has and will have sufficient capital to carry on Grantor's businesses and all businesses in which Grantor is about to engage.

            (o) Lien Not Released. The lien, security interest, and other security rights of Lender hereunder shall not be impaired by any indulgence, moratorium, or release granted by Lender, including but not limited to, the following: (i) any renewal, extension, increase, or modification of any of the Indebtedness; (ii) any surrender, compromise, release, renewal, extension, exchange, or substitution granted in respect of any of the Collateral; (iii) any release or indulgence granted to any endorser, guarantor, or surety of any of the Indebtedness; (iv) any release of any other collateral for any of the Indebtedness; (v) any acquisition of any additional collateral for any of the Indebtedness; and (vi) any waiver or failure to exercise any right, power, or remedy granted herein, by law, or in any Related Documents.

            (p) Environmental Inspections. Upon Lender's reasonable request from time to time, Grantor will obtain at Grantor's expense an inspection or audit report addressed to Lender of Grantor's operations from an engineering or consulting firm approved by Lender, indicating the presence or absence of toxic and hazardous substances, underground storage tanks, and solid waste on any premises in which Grantor is conducting business; provided, however, Grantor will be obligated to pay for the cost of any such inspection or audit no more than one time in any twelve (12) month period unless Lender has reason to believe that toxic or hazardous substance or solid wastes have been dumped or released on any such premises. If Grantor fails to order or obtain an inspection or audit within ten (10) days after Lender's request, Lender may at its option order such inspection or audit, and Grantor grants to Lender and its agents, employees, contractors, and consultants access to the premises in which it is conducting its business and a license (which is coupled with an interest and is irrevocable) to obtain inspections and audits. Grantor agrees to promptly provide Lender with a copy of the results of any such inspection or audit received by Grantor. The cost of such inspections and audits by Lender shall be a part of the Indebtedness, secured by the Collateral, and payable by Grantor on demand.

            (q) Chattel Paper. To the extent a security interest in the chattel paper of Grantor is granted hereunder, Grantor represents and warrants that all such chattel paper have only one original counterpart, and no other party other than Grantor or Lender is in actual or constructive possession of any such chattel paper. Grantor agrees that at the option of and on the request by Lender, Grantor will either deliver to Lender all originals of the chattel paper which is included in the Collateral or will mark all such chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

      5. ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may collect the accounts, notify account debtors to make payments directly to Lender for application to the Indebtedness, and verify the accounts with such account debtors. Lender also has the right, at the expense of Grantor, to enforce collection of such accounts and adjust, settle, compromise, sue for, or foreclose on the amount owing under any such account, in the same manner and to the same extent as Grantor. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve, or maintain any security interest given to secure the Indebtedness.


                        Security Agreement - Page 6 of 11

67232.1 [August 9, 2001]

      6. EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining, and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the Note rate from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and be payable on demand by Lender. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

      7. EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" under this Agreement:

            (a) Default on Indebtedness. Failure of Borrower to make any payment when due on the Indebtedness.

            (b) Other Defaults. Failure of Grantor or Borrower to comply with or to perform any other term, obligation, covenant, or condition contained in this Agreement, the Note, any other Related Documents, or failure of Borrower to comply with or to perform any term, obligation, covenant, or condition contained in any other agreement now existing or hereafter arising between Lender and Borrower.

            (c) False Statements. Any warranty, representation, or statement made or furnished to Lender under this Agreement, the Note, or any other Related Documents is false or misleading in any material respect.

      8. RIGHTS AND REMEDIES. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

            (a) Accelerate Indebtedness. Lender may declare the entire Indebtedness immediately due and payable, without notice.

            (b) Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter, provided Lender does so without a breach of the peace or a trespass, upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.


                        Security Agreement - Page 7 of 11

67232.1 [August 9, 2001]

            (c) Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise dispose of the Collateral or the proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral (as a unit or in parcels) at public auction or private sale. Lender may buy the Collateral, or any portion thereof, (i) at any public sale, and (ii) at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations. Lender shall not be obligated to make any sale of Collateral regardless of a notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days prior to the date any public sale, or after which a private sale, of any of such Collateral is to be held. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale, and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

            (d) Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (i) Lender may have a receiver appointed as a matter of right, (ii) the receiver may be an employee of Lender and may serve without bond, and (iii) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

            (e) Collect Revenues and Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open, and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments, and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

            (f) Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

            (g) Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Code, as amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise. Grantor waives any right to require Lender to proceed against any third party, exhaust any other security for the Indebtedness, or pursue any other right or remedy available to Lender.

            (h) Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor or Borrower under this Agreement, after Grantor or Borrower's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.



                        Security Agreement - Page 8 of 11

67232.1 [August 9, 2001]

      9. MISCELLANEOUS PROVISIONS. (a) Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement and supersedes all prior written and oral agreements and understandings, if any, regarding same. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

            (b) Applicable Law. This Agreement has been delivered to Lender and is performable in Johnson County, Texas. Courts within the State of Texas have jurisdiction over any dispute arising under or pertaining to this Agreement, and venue for such dispute shall be in Johnson County, Texas. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

            (c) Attorneys Fees and Other Costs. Grantor will upon demand pay to Lender the amount of any and all costs and expenses (including without limitation, reasonable attorneys fees and expenses) which Lender may incur in connection with (i) the perfection and preservation of the security interests created under this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral,
(iii) the exercise or enforcement of any of the rights of Lender under this Agreement, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

            (d) Termination. Upon (i) the satisfaction in full of the Indebtedness and all obligations hereunder, (ii) the termination or expiration of any commitment of Lender to extend credit that would become Indebtedness hereunder, and (iii) Lender's receipt of a written request from Grantor for the termination hereof, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Grantor's written request, Lender will, at Grantor's sole cost and expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

            (e) Indemnity. Grantor hereby agrees to indemnify, defend, and hold harmless Lender, and its officers, directors, shareholders, employees, agents, attorneys, and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature (collectively the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent, or contributory negligence) arising in connection with this Agreement, the Related Documents, the Indebtedness, or the Collateral (including, without limitation, the enforcement of the Related Documents and the defense of any Indemnified Person's action or inactions in connection with the Related Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent that the Claims against the Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

            (f) Captions. Captions and headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

                        Security Agreement - Page 9 of 11

67232.1 [August 9, 2001]

            (g) Notice. All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown below. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor or Borrower, notice to any Grantor or Borrower will constitute notice to all Grantor and Borrowers. For notice purposes, Grantor and Borrower will keep Lender informed at all times of Grantor and Borrower's current addresses.

            (h) Power of Attorney. Grantor hereby irrevocably appoints Lender as its true and lawful attorney-in-fact, such power of attorney being coupled with an interest, with full power of substitution to do the following in the place and stead of Grantor and in the name of Grantor: (i) to demand, collect, receive, receipt for, sue, and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (ii) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts, or warrants issued in payment for the Collateral; (iii) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (iv) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

            (i) Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

            (j) Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, Grantor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Lender.

                       Security Agreement - Page 10 of 11

67232.1 [August 9, 2001]

            (k) Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right to thereafter demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

      Signed effective the 29th day of January, 2001.


ATTEST:                                    GRANTOR:

                                           UHC PETROLEUM CORPORATION

By:_________________________               By:__________________________________
   Harold Gilliam, Secretary                  Walter G. Mize, President


Grantor's address:
2 Caddo Street,
Cleburne, Texas 76031

Lender's address:
ALMAC FINANCIAL CORPORATION
2 Caddo Street,
Cleburne, Texas 76031

Exhibits

A - Equipment List


                       Security Agreement - Page 11 of 11

67232.1 [August 9, 2001]